(As filed with the Securities and Exchange Commission on April 20, 2000)

                                               SECURITIES ACT FILE NO. 333-32222
                                        INVESTMENT COMPANY ACT FILE NO. 811-9849
================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM N-2
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|
                        Pre-Effective Amendment No. 1                        |X|
                        Post-Effective Amendment No.                         |_|


                                     and/or



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |_|
                                 Amendment No. 1                             |X|


                               ------------------

                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
             (Exact Name of Registrant as Specified in its Charter)

                     c/o J. & W. Seligman & Co. Incorporated
                                 100 Park Avenue
                            New York, New York 10017
                    (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code: (212) 850-1864 or toll-free (800) 221-2450

                            Thomas G. Rose, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                   Copies to:


       Donald R. Crawshaw, Esq.                 Thomas A. DeCapo, Esq.
          Sullivan & Cromwell          Skadden, Arps, Slate, Meagher & Flom LLP
           125 Broad Street                  One Beacon Street, 31st Floor
       New York, New York 10004              Boston, Massachusetts  02108

                               ------------------

                  Approximate Date Of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

If appropriate, check the following box:

         |_| This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         |_| This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.

                                   ----------



================================================================================

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS


Item
No.                           Caption                     Location in Prospectus
---                           -------                     ----------------------

1.         Outside Front Cover Page...................... Outside Front Cover Page
2.         Inside Front and Outside
           Back Cover Page............................... Inside Front and Outside Back Cover Page
3.         Fee Table and Synopsis........................ Summary of Fund Expenses
4.         Financial Highlights.......................... Not Applicable
5.         Plan of Distribution.......................... Outside Front Cover Page; How to Purchase Fund
                                                          Shares
6.         Selling Shareholders.......................... Not Applicable
7.         Use of Proceeds............................... Use of Proceeds
8.         General Description of the Registrant......... Outside Front Cover Page; Investment Objective
                                                          and Principal Strategies; Risk Factors; General
                                                          Information
9.         Management.................................... Management of the Fund; Use of Proceeds
10.        Capital Stock, Long-Term Debt, and
           Other Securities.............................. Capital Stock; Distribution Policy; Taxes
11.        Defaults and Arrears on Senior Securities      Not Applicable
12.        Legal Proceedings............................. Not Applicable
13.        Table of Contents of the Statement of          Table of Contents of Statement of Additional
           Additional Information........................ Information
14.        Cover Page of SAI............................. Cover Page (SAI)
15.        Table of Contents of SAI...................... Table of Contents (SAI)
16.        General Information and History............... Appendix A (SAI)
17.        Investment Objective and Policies............. Additional Investment Policies (SAI)
18.        Management.................................... Directors and Officers (SAI); Investment Advisory
                                                          and Other Services (SAI)
19.        Control Persons and
           Principal Holders of Securities............... Not Applicable
20.        Investment Advisory and Other Services........ Investment Advisory and Other Services (SAI)
21.        Brokerage Allocation and Other Practices...... Brokerage Commissions (SAI)
22.        Tax Status.................................... Not Applicable
23.        Financial Statements.......................... Financial Statements (SAI)

RED HERRING TEXT
----------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   Subject to Completion, Dated April 20, 2000
PROSPECTUS
                                   |_| Shares
                     Seligman New Technologies Fund II, Inc.
                                  Common Stock
                                $25.00 per share

                                   ----------

     Investment Objective. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation.

     Investment Portfolio. The Fund will invest primarily in equity securities of public and private companies considered by the fund's investment manager to rely significantly on technological events or advances in their product development, production or operations. The Fund will invest at least 80% of its total assets in equity securities of U.S. and non-U.S. companies. The Fund seeks to identify and invest in companies that will provide tomorrow's technology, such as Internet and new media; broadband and fiber optics; digital consumer electronics; biometric technology; and wireless communications and computing. The Fund may invest in companies of any size, but generally expects to invest at least 80% of its assets in small and medium-sized companies. The Fund will seek to invest 50% of the proceeds of the offering in equity securities of privately owned technology companies that plan to conduct an initial public offering, or IPO. These are referred to as venture capital companies. Securities of venture capital companies are expected to constitute a significant portion of the Fund's total assets over time. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will ever be completed.

     Manager. The Fund's investment manager is J. & W. Seligman & Co. Incorporated.

     Lack of Trading Market. The Fund's shares will not be listed on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares.


     Restrictions on Transfer. The Fund's shares will be subject to transfer restrictions that permit transfers only to persons who satisfy certain net worth requirements and hold their shares through brokers and dealers that
                                                   (continued on following page)


                                   ----------

     Investing in the Fund's shares involves a high degree of risk. See "Risk Factors" beginning on page 2.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   ----------



                                                         Per Share      Total
                                                         ---------      -----
Offering Price(1)....................................     $25.00         $

Sales Load(1)........................................     $ 1.30         $

Proceeds to the Fund.................................     $23.70         $

----------
(1) The Offering Price per share for purchases of $500,000 or more, but less than $1.0 million, will be $24.75, which includes a Sales Load per share of $1.05. The Offering Price per share for purchases of $1.0 million or more will be $24.50, which includes a Sales Load per share of $0.80.

     The underwriters are offering the shares subject to various conditions. The underwriters expect to deliver the shares to the purchasers on or about |_________| , 2000. Seligman or its affiliate Seligman Advisors, Inc. will pay to the representatives of the underwriters from its own resources a structuring fee in an amount equal to $0.474 per share for each share sold by the underwriters. The Fund will pay a shareholder servicing fee to each broker or dealer that is not affiliated with the Fund or Seligman and that has entered into a shareholder servicing agreement with the Fund at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such brokers or dealers. The Fund will pay organizational and offering expenses estimated at $ |_________| from the proceeds of the offering.


                                   ----------

                              Salomon Smith Barney
                              PaineWebber Incorporated
                              A.G. Edwards & Sons, Inc.
                              CIBC World Markets

|_________|  , 2000

(continued from previous page)


have entered into shareholder servicing agreements with the Fund. Investors may not be able to sell their shares. If a shareholder attempts to transfer shares to someone who does not have the requisite net worth or to an account with a broker or dealer that has not entered into an agreement with the Fund, the transfer will not be permitted. See "Investor Qualifications and Transfer Restrictions."


     Repurchase Offers. In order to provide a limited degree of liquidity to shareholders, the Fund will make quarterly offers to repurchase 5% of its outstanding shares at their net asset value. Tendering shareholders may not have all of their tendered shares repurchased by the Fund. The Fund intends to complete its first quarterly repurchase offer in October 2000. See "Repurchase Offers."


     Additional Sales of Shares. The Fund intends to conduct additional sales of its shares at their net asset value to investors who are shareholders of the Fund at the time of sale. The number of shares available for sale will be approximately the same as the number of shares repurchased by the Fund in its prior quarterly repurchase offers that have not since been sold. It is expected that such sales will be conducted once each quarter.

     Management and Incentive Fee. The Fund will pay Seligman a management fee at an annual rate of 1.5% of the Fund's average daily net assets and an annual incentive fee generally equal to 15% of the Fund's realized gains less realized and unrealized losses for the year, subject to reduction for prior realized and unrealized losses that have not previously been offset against realized gains. The incentive fee structure presents risks that are not present in funds without an incentive fee. The overall fees payable by the Fund and its shareholders will be much higher than those paid by most other funds. See "Management of the Fund--Incentive Fee."

     Investor Qualifications. Shares are offered only to investors who have a net worth of more than $1,500,000, including any amount invested in the Fund. The minimum investment is $25,000. Investors must hold their shares through brokers and dealers that have entered into shareholder servicing agreements with the Fund. See "Investor Qualifications and Transfer Restrictions."


                                   -----------

     This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated |_________| , 2000, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 221-2450. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page |_________| of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov).

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.


                                TABLE OF CONTENTS





                                                                           Page
                                                                           ----

Prospectus Summary ......................................................    v

Summary of Fund Expenses ................................................    1

Risk Factors ............................................................    2

Use of Proceeds .........................................................    7

Investment Objective and Principal Strategies ...........................    8

Management of the Fund ..................................................   12

Repurchase Offers .......................................................   15

Calculation of Net Asset Value ..........................................   17

Capital Stock ...........................................................   18

Distribution Policy .....................................................   19

Proposal to Liquidate if Fund Underperforms S&P 500 Index ...............   20

Taxes ...................................................................   21

Underwriting ............................................................   21

Investor Qualifications and Transfer Restrictions .......................   23

General Information .....................................................   23

Table of Contents of SAI ................................................   24

Appendix A:  Seligman's venture capital investments

Appendix B:  Form of investor certification



                                       iii

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                      [This page intentionally left blank]

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                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the statement of additional information.


The Fund ...................  Seligman New Technologies Fund II, Inc. (the
                                 "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "Investment Company Act"). The Fund's investment manager is J. & W. Seligman & Co. Incorporated ("Seligman"). See "General Information."

Investment Objective and
   Principal Strategies ....  The Fund's investment objective is to seek long-term capital appreciation. The Fund proposes to achieve its objective by investing at least 80% of its total assets in equity securities of U.S. and non-U.S. companies considered by Seligman to rely significantly on technological events or advances in their product development, production or operations. The Fund seeks to identify and invest in companies that will provide tomorrow's technology.


                              The Fund may invest in companies of any size, but
                                 generally expects to invest at least 80% of its total assets in small and medium-sized companies. The Fund will seek to invest 50% of the proceeds of the offering in equity securities of privately owned technology companies that plan to conduct an IPO. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will ever be completed. The Fund expects that its venture capital investments will be primarily in companies that it determines to be in the "late-stage" (also referred to as "mezzanine") or "pre-IPO" stage of development, although from time to time the Fund may invest in companies that are in the early ("seed") or expansion stage of development. After the proceeds from the offering are invested, the Fund expects to continue to invest a substantial portion of its assets in venture capital companies. It is possible, however, that the Fund will invest only a small portion of its assets, or none at all, in venture capital companies, depending upon the availability of investment opportunities that are deemed attractive by Seligman. The Fund will not make new venture capital investments at any time when its existing venture capital investments exceed 50% of its total assets, except that the Fund may, at such times, make additional investments in venture capital companies already represented in its portfolio. A company will not be considered a venture capital company after it has completed its IPO.


                              As part of its investment in venture capital
                                 companies, the Fund may also invest up to 5% of its total assets in securities of private investment funds that invest primarily in venture capital companies. With respect to the portion of the Fund's assets invested in such private funds, shareholders of the Fund will pay management and incentive fees both to Seligman and, indirectly, to the manager of the private fund. See "Investment Objective and Principal

--------------------------------------------------------------------------------

                                 Strategies" and "Risk Factors - Investments in Venture Capital Funds."

Investment Rationale ........ The speed and magnitude of technological innovation has frequently been underestimated. The pace of technological advancement that began more than 40 years ago with the first commercialization of the computer is accelerating beyond many people's expectations. Seligman expects this secular trend, largely driven by the ability of technology to increase productivity, to continue for many years to come.

                              Developments in the computer industry illustrate
                                 this trend. In the 1960s and 1970s, mainframe computers were the dominant technology, but they were superseded by personal computers in the 1980s and 1990s. This shift in the dominant technology resulted in significant changes in industry leaders. Some of the companies that are now at the forefront of mainstream technological innovation were in the early stages of their development less than 20 years ago. Seligman believes that there are emerging technology companies today that offer similar opportunities for appreciation.

                              Seligman will seek to identify and invest in
                                 companies that will provide tomorrow's
                                 technology. Seligman currently believes the greatest growth potential is found in five areas of technology: Internet and new media; broadband and fiber optics; digital consumer electronics; biometric technology; and wireless communications and computing. See "Investment Objective and Principal Strategies - Investment Rationale."

The Manager ................  Seligman, the manager of the Fund, has substantial experience in technology investing.


                              The Fund will be co-managed by Paul H. Wick,
                                 leader of Seligman's Technology Group, Storm
                                 Boswick and Michael J. Guthrie. Messrs. Wick and Boswick are Managing Directors of Seligman, and Mr. Guthrie is a Senior Vice President of Seligman. As of March 31, 2000, Seligman's Technology Group managed approximately $ |_________| billion of public and $ |_________|
                                 million of private securities of technology and related companies. Seligman's Technology Group also manages Seligman Communications and Information Fund, Inc., one of the world's largest technology funds; Seligman Global Technology Fund, one of the world's largest global technology funds; Seligman New Technologies Fund, Inc., which commenced operations in July 1999 and has an investment objective and strategies similar to the Fund's; and two recently organized funds offered outside the United States that make significant investments in venture capital companies. See "Management of the Fund."

                              With over 100 years of combined technology
                                 investment experience and with offices in both Palo Alto and New York, Seligman's Technology Group effectively covers the broad scope of both public and private technology companies. The group conducts first-hand research on all companies considered for inclusion in the Fund. The group's research includes hundreds of on-site visits and one-on-one meetings with management to assess the quality, prospects and direction of companies. Seligman believes that its presence in the


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                                       vi

--------------------------------------------------------------------------------

                                 public market, as well as its strong
                                 relationships with venture capital firms, investment banks, and the companies it has selected for investment, provide it with valuable sources of information on a large number of investment opportunities. Seligman also believes that its presence and reputation in the public arena are recognized among venture capital companies.

                              Information about Seligman's investments in
                                 venture capital companies is included in Appendix A to this prospectus.


Investment Adviser Fees ....  The Fund will pay to Seligman (i) a management fee at an annual rate of 1.5% of the Fund's average daily net assets and (ii) an annual incentive fee generally equal to 15% of the sum of the Fund's net realized capital gains or losses and net investment income or loss for the year, reduced by the Fund's net unrealized depreciation from securities, subject to reduction for prior realized and unrealized losses that have not previously been offset against realized gains. The incentive fee structure presents certain risks that are not present in funds without an incentive fee. The management fee and the incentive fee are materially higher than the advisory fees paid by most U.S. investment companies. See "Risk Factors - Incentive Fee" and "Management of the Fund - Incentive Fee."

Borrowing ..................  The Fund is authorized to borrow money to fund the purchase of portfolio securities (including additional investments in venture capital companies in its portfolio), to meet repurchase requests and for cash management purposes. The use of borrowings for financial leverage involves a high degree of risk. The Fund generally intends to borrow money only in limited circumstances when attractive investment opportunities are available that would further the Fund's investment objective and sufficient cash or other liquid resources are not otherwise available, or where Seligman believes it would not be prudent to sell existing portfolio holdings. If the Fund borrows to finance repurchases of its shares, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund's expenses and reducing any net investment income.

                              The Fund will not borrow money until the proceeds
                                 of the offering are substantially invested in furtherance of the Fund's investment objective. The Fund is not permitted to borrow to make additional investments at any time that borrowings exceed 20% of its total assets, and it is not permitted to borrow for any purpose if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%. The Fund will seek to repay borrowings used to meet repurchase requests and for cash management purposes within one year of their incurrence. See "Risk Factors - Leverage; Borrowing" and "Investment Objective and Principal Strategies
                                 - Borrowing; Use of Leverage."


Hedging ....................  The Fund may use derivative instruments to hedge portfolio risks and for cash management
                                 purposes. Hedging activity may relate to a specific security or to the Fund's portfolio as a whole. The Fund may not use derivative instruments to seek increased returns on its investments.

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                                       vii

--------------------------------------------------------------------------------




Investor Qualifications ....  Shares are offered only to investors who have a net worth of more than $1,500,000 or who have at least $750,000 under Seligman's management (including any amount invested in the Fund) ("Qualified Investors"). You may hold your shares only through a broker or dealer that has entered into a shareholder servicing agreement with the Fund. Before you may invest in the Fund, your financial advisor or sales representative may require a certification from you that you are a Qualified Investor and that you will not transfer your shares except to a person who is a Qualified Investor and who will hold the shares through a broker or dealer that has entered into a shareholder servicing agreement with the Fund. (The form of investor certification that you may be asked to sign is attached to this Prospectus as Appendix B.) If you attempt to transfer your shares to someone who is not a Qualified Investor or to an account with a broker or dealer that has not entered into such an agreement with the Fund, the transfer will not be permitted and will be void. See "Investor Qualifications and Transfer Restrictions." The Fund may also offer shares to certain experienced employees who participate in Seligman's investment activities. See "Underwriting."


Investor Suitability .......  An investment in the Fund involves a considerable amount of risk. Because it is possible that you may lose some or all of your investment, you should not invest in the Fund unless you can afford a total loss of your investment. Prior to making your investment decision, you should
                                 (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult your broker and financial advisor to determine whether your risk profile is suitable for this investment.


The Offering ...............  The Fund is offering |_________| shares of common
                                 stock at $25.00 per share (subject to reduction as set forth below) through a group of underwriters led by |_________| . You must purchase at least 1,000 shares ($25,000). The per share purchase price and sales charge will be reduced for purchases of $500,000 or more. See "Underwriting." Seligman or its affiliate Seligman Advisors, Inc. will pay from its own resources a structuring fee in an amount equal to $0.474 per share for each share sold by the underwriters. The Fund will pay each broker or dealer of record that enters into a shareholder servicing agreement with the Fund a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares beneficially owned by customers of the brokers or dealers, subject to reduction over time to the extent required by applicable regulations.


Distribution Policy ........  The Fund will pay dividends on the shares annually in amounts representing substantially all of the net investment income, if any, earned each year. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have net investment income to pay dividends.

                              The Fund will pay substantially all of any taxable
                                 net capital gain realized on investments to shareholders at least annually.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              Under the Fund's automatic reinvestment plan,
                                 dividends and/or capital gain distributions paid by the Fund will be reinvested in additional shares of the Fund unless a shareholder "opts out" (elects not to participate). Shares will be issued under the plan at their net asset value on the ex-dividend date. There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit the automatic reinvestment plan at any time.


Unlisted Closed-End Structure;
   Limited Liquidity and
   Transfer Restrictions ...  The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Fund believes that unique investment opportunities exist in the market for venture capital technology companies and in private funds that invest in venture capital technology companies. However, these venture capital investments are often illiquid, and an open-end fund's ability to make illiquid investments is limited. For this reason, the Fund is organized as a closed-end fund.

                              The Fund will not list its shares on any
                                 securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares. Shares may be held only through a broker or dealer that has entered into a shareholder servicing agreement with the Fund. You will not be able to redeem your shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund's shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors and who hold their shares through brokers or dealers that have entered into shareholder servicing agreements with the Fund. Shares of the Fund may not be exchanged for shares of any other fund. As described below, however, in order to provide a limited degree of liquidity, the Fund will conduct quarterly repurchase offers for 5% of its outstanding shares. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Quarterly Repurchase
  Offers ...................  In order to provide a limited degree of liquidity to shareholders, the Fund will conduct
                                 quarterly repurchase offers. The Fund intends to commence the first repurchase offer in September 2000 and to complete it in October 2000. In each repurchase offer, the Fund intends to offer to repurchase 5% of its outstanding shares at their net asset value. The Fund may offer to repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the board of directors. If the number of shares tendered for repurchase exceeds the number the Fund intends to repurchase, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. See "Repurchase Offers."

                              To the extent the Fund finances the payment of
                                 repurchase proceeds by selling Fund investments that are liquid, the Fund will hold a


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                 larger proportion of its total assets in illiquid securities. Also, the sale of portfolio securities to finance the repurchase of shares could reduce the market price of those securities, which would in turn reduce the Fund's net asset value. See "Risk Factors - Repurchase Offers."

Additional Sales of Shares .  The Fund intends to conduct additional sales of its shares at their net asset value to
                                 investors who are shareholders of the Fund at the time of sale. The number of shares available for sale will be approximately the same as the number of shares repurchased by the Fund in its prior quarterly repurchase offers that have not since been sold, subject to a minimum offering size of 1% of the outstanding shares of the Fund on the date of sale. It is expected that such sales will be conducted once each quarter. Seligman or Seligman Advisors intends to make payments out of its own resources to the brokers or dealers who participate in the offerings. See "Underwriting
                                 - Additional Sales to Existing Shareholders."


Proposal to Liquidate if Fund
   Underperforms S&P
   500 Index ...............  If the total return on an investment in the Fund from inception to June 30, 2007 is less than the total return on a hypothetical investment in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), with dividends reinvested, during the same period, the directors of the Fund intend to submit to the shareholders, within six months after June 30, 2007, a proposal to liquidate the Fund and distribute its net assets to shareholders. The Fund's total return for this purpose will be calculated assuming that the investor paid the maximum public offering price per share and reinvested all dividends and distributions to the maximum extent permitted. If a proposal to liquidate is approved by shareholders, a lengthy period may be required to complete the liquidation because the Fund may have difficulty selling its venture capital investments and will not be able to distribute them in-kind.

Risk Factors ...............  An investment in the Fund involves a high degree of risk. These include the risks of:

                                 o investing in venture capital companies and venture capital funds

                                 o investing in securities that are illiquid and volatile

                                 o    investing in illiquid shares of an
                                      unlisted closed-end fund


                                 o    investing in shares that are subject to
                                      transfer restrictions


                                 o    investing in a fund that may employ
                                      substantial leverage

                                 o    investing in the technology and related
                                      industries

                                 o    concentration in a small number of
                                      industry sectors and maintaining a
                                      "non-diversified" portfolio

                                 o    investing in small companies

                                 o    investing in securities of non-U.S.
                                      issuers

                                 o    investing in a fund that will pay an
                                      incentive fee


                              Accordingly, the Fund should be considered a
                                 speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

                              See "Risk Factors."

--------------------------------------------------------------------------------

                                             SUMMARY OF FUND EXPENSES

         The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.



Shareholder Transaction Expenses
          Maximum sales load (as a percentage of offering price)....................................... 5.20%
          Automatic reinvestment plan fees............................................................. none
          Maximum redemption fee ...................................................................... none
Annual Expenses (except for incentive fee and any interest expense, as a percentage of net assets attributable to common shares)
          Management fee............................................................................... 1.50%

          Incentive fee accrual........................... 15% of the increase in the Fund's net assets due to investment operations (1)

          Shareholder servicing fees................................................................... 0.50%
          Other expenses............................................................................... 0.50%
                                                                                                        ----
          Total annual expenses (other than incentive fee and interest expense)........................ 2.50%
                                                                                                        ====


(1) The incentive fee accrual will be reduced to the extent there have been declines in net assets due to investment operations that have not already been recovered. The annual incentive fee payable to Seligman will usually be less than the amount of the incentive fee accrual because Seligman will not be paid for unrealized gains. See "Management of the Fund - Incentive Fee."


     Seligman has undertaken through December 31, 2001 to reimburse a portion of the Fund's expenses or to waive a portion of its management fee to the extent that the Fund's total expenses (before payment of the incentive fee, interest expense on any borrowings and any extraordinary expenses) in any fiscal year would otherwise exceed an annual rate of 2.50% of its average daily net assets for such year.


     The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder of the Fund. The annual "Other expenses" shown above are estimated, based on net assets of the Fund of $ |_________| million. The Fund will also pay organizational and offering expenses estimated to be $ |_________| , which will be charged to the Fund's capital at commencement of operations and are not included in "Total annual expenses" above. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."



Example                                                      1 Year          3 Years         5 Years         10 Years
-------                                                      ------          -------         -------         --------
You would pay the following expenses on a $1,000
investment, assuming a 5% annual return:                       $80             $136            $196            $355


     The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The Fund's organizational and offering expenses are not reflected in the example.

     The example includes an accrual for the incentive fee. The incentive fee accrual is calculated as a percentage of the increase in the Fund's net assets due to investment operations, not as a percentage of its average daily net assets. As a result, the dollar amounts in the example could be significantly higher if the Fund's actual rate of return exceeds 5%.

                                  RISK FACTORS

     Stock prices fluctuate. Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the U.S. and international securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose your entire investment. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Newly organized fund

     The Fund is a newly organized investment company with no previous operating history. Although Seligman and the Fund's portfolio managers have considerable experience managing other funds with investment objectives similar to the Fund's, the Fund may not succeed in meeting its objective, and the Fund's net asset value may decrease.

Unlisted closed-end fund; limited liquidity

     The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is no secondary trading market for Fund shares, and there is no assurance that a secondary market will develop. The Fund's shares are therefore not readily marketable. Because the Fund is a closed-end investment company, shares of the Fund may not be redeemed on a daily basis, and they may not be exchanged for shares of any other fund. Although the Fund, as a fundamental policy, will make quarterly repurchase offers for 5% (or more, at the discretion of the Fund's board of directors) of its outstanding shares of common stock at net asset value, the Fund's shares are significantly less liquid than shares of funds that trade on a stock exchange. Also, because the common stock will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of shareholders.

     You may not be able to sell all the shares that you wish to sell in a repurchase offer. In extreme cases, the Fund may not be able to complete repurchases due to its holding of illiquid investments. In that event, you may be able to sell your shares only if you are able to find a Qualified Investor willing to purchase your shares. Any such sale may have to be negotiated at unfavorable prices.


Transfer restrictions

     The Fund's shares will be subject to transfer restrictions that permit transfers only to persons who satisfy certain net worth requirements. Shares may be held only through a broker or dealer that is a party to a shareholder servicing agreement with the Fund. Transfer restrictions will be entered on customer confirmations by the brokers and dealers through which shares are held. These brokers and dealers will be required to implement procedures designed to ensure that all subsequent purchasers of the shares that are clients of the brokers and dealers are Qualified Investors. Your ability to sell your shares will be limited even if a secondary trading market for the shares develops. If you attempt to transfer your shares to someone who is not a Qualified Investor or to an account with a broker or dealer that has not entered into a shareholder servicing agreement with the Fund, the transfer will not be permitted and will be void.


Leverage; Borrowing

     The Fund is authorized to borrow money to fund the purchase of portfolio securities, to meet repurchase requests and for cash management purposes. The Fund may not borrow for the purpose of purchasing additional portfolio securities at any time that borrowings exceed 20% of its total assets. The Fund will seek to repay borrowings used to meet repurchase requests and for cash management purposes within one year of their incurrence. The use of borrowings for financial leverage involves a high degree of risk.

     To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, your loss will be magnified if the Fund has borrowed money to make its investments.

     If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings within one year of their incurrence, or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings.

     The Investment Company Act provides that the Fund may not declare dividends or distributions, or purchase its stock (including in repurchase offers) unless, immediately after doing so, it will have an "asset coverage" of at least 300%. This could prevent the Fund from completing its repurchase offers. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund, and may also limit the extent to which the Fund may hold illiquid securities, reducing the Fund's investment flexibility. If the Fund is unable to make distributions as a result of these requirements, it may no longer qualify as a regulated investment company and could be required to pay additional taxes. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund's loan agreements.

     Successful use of borrowing for financial leverage purposes (that is, to acquire portfolio securities) will depend on Seligman's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

     The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's shares, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends (if any) to holders of shares under certain circumstances. Interest payments and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise has available for the payment of dividends. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

Repurchase offers

     The Fund will offer to purchase only a small portion of its shares each quarter, and there is no guarantee that you will be able to sell all of your Fund shares that you desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased.

     The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, because of the limited market for the Fund's venture capital investments, the Fund may be forced to sell its publicly traded securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund's ratio of illiquid venture capital investments to liquid investments for the remaining investors.

Investment in companies dependent upon new technologies

     The Fund plans to invest primarily in the stock of companies that rely significantly on technological events or advances in their product development, production or operations. The value of the Fund's shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risks faced by technology companies include:

     o rapidly changing technologies and products that may quickly become obsolete

     o exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals

     o cyclical patterns in information technology spending which may result in inventory write-offs

     o scarcity of management, engineering and marketing personnel with appropriate technological training

     o the possibility of lawsuits related to technological patents and intellectual property

         o changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky)

Investments in small companies

     The Fund plans to invest primarily in the stock of small and medium-sized companies. These investments may present greater opportunity for growth, but there are specific risks associated with investments in small companies, which include:

     o poor corporate performance due to less experienced management, limited product lines, undeveloped markets and/or limited financial resources

     o less predictable returns due to shorter operating histories, less publicly available information and little or no research by the investment community

     o reduced or zero liquidity due to small market capitalizations and absence of exchange listings or dealers willing to make a market

     o increased share price volatility due to the fact that, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies

     o    reliance, in many cases, on one or two key individuals for management

Investments in venture capital companies


     The Fund may invest a substantial portion of its assets in securities of venture capital companies, which present all the risks of investment in small companies described above plus certain additional risks. Venture capital companies represent highly speculative investments by the Fund. The risks associated with investing in companies in the "seed" or "expansion" stages of development are greater than those of companies in the "late" or "pre-IPO" stage (these terms are explained under "Investment Objectives and Principal Strategies
- Concentration in equity securities of technology companies"), because the concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies' control. For example, since venture capital companies do not file periodic reports with the Securities and Exchange Commission, there is less publicly available information about them than there is for other small companies, if there is any at all. The Fund must therefore rely solely on Seligman to obtain adequate information to evaluate the potential returns from investing in these companies. In addition, venture capital companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture capital technology companies. The loss of one or a few key managers can substantially hinder or delay a venture capital company's implementation of its business plan. In addition, venture capital companies may not be able to attract and retain qualified managers and personnel.


     The Fund's ability to realize value from an investment in a venture capital company is to a large degree dependent upon the successful completion of the company's IPO or the sale of the venture capital company to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever. There can be no assurance that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, as to the timing and values of such offerings or sales. The Fund may also lose all or part of its entire investment if these companies fail or their product lines fail to achieve an adequate level of market recognition or acceptance. Conversely, there can be no assurance that the Fund will be able to identify a sufficient number of desirable venture capital investments. This could cause the Fund to invest substantially less than 50% of its assets, and possibly none of its assets, in venture capital companies.

     Some companies may depend upon managerial assistance or financing provided by their investors. The Fund does not intend to provide any such managerial assistance. However, the Fund may provide additional financing to the companies in which it invests, and at times may be contractually obligated to do so (that is, its investment agreement may require follow-on investments in certain circumstances) or may determine that it is necessary to do so to protect its economic interests. Therefore, the value of its investments may depend upon the quality of managerial assistance provided by other investors and their ability and willingness to provide financial support.

     The Fund may invest in venture capital companies that have already received funding from other sources. These companies may involve special risks, and the economic terms that the Fund obtains from them may be less favorable than if the Fund had invested earlier. For example, preferred stock acquired in later rounds of financing may have less favorable conversion ratios than preferred stock issued to earlier investors. A lower ratio will tend to reduce the Fund's economic interest upon completion of an IPO.


     Depending on the specific facts and circumstances of a venture capital investment, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund's investment. If a venture capital company does not complete an IPO or a sale to or merger with a public company, there may never be a public market benchmark for valuing the investment and it may be very difficult for the Fund to dispose of its investment, or it may be possible to dispose of the investment only at a substantial loss. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

Investments in venture capital funds

     Venture capital funds involve all the risks of investing in small companies and venture capital companies described in this prospectus, plus certain additional risks. In particular, the Fund must rely upon the judgment of the general partner or other manager of a venture capital fund in selecting the companies in which the venture capital fund invests and in deciding when to sell its investments. A venture capital fund may employ a high degree of leverage, which can magnify any losses incurred by its investors, including the Fund. A venture capital fund will also require the Fund to pay management fees and/or performance fees or allocations to its general partner or manager, which can reduce the return to investors, including the Fund and its shareholders. These fees are in addition to the management fee and incentive fee paid by the Fund. A venture capital fund may also incur certain costs associated with the evaluation of venture capital investments, including fees of outside legal counsel, which may reduce the Fund's return. Investments in venture capital funds may be highly illiquid. The Fund may not be able to dispose of a venture capital fund holding when it wishes to, or may be able to do so only at a substantial loss.

Reliance on key personnel of Seligman


     The Fund's ability to identify and invest in attractive opportunities is dependent upon a relatively small group of individuals who make up Seligman's Technology Group. If one or more of these individuals leaves Seligman, Seligman may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.


Incentive Fee


     The right to the incentive fee may give Seligman reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the management fee. In addition, since the incentive fee accrual (although not the amount of the incentive fee payable to Seligman) is calculated based on unrealized as well as realized gain, the amount of the accrual will normally be greater in any period than if it were based solely on realized gains.


     The amount of the incentive fee accrual will be based in part on the valuation of the Fund's venture capital investments. Until a venture capital company completes an IPO or is acquired by a public company, the value of an investment in that company must be estimated by Seligman using fair value techniques following procedures approved by the Fund's board of directors. (See "Calculation of Net Asset Value.") The incentive fee structure could give Seligman an incentive to select a higher fair value for the Fund's venture capital investments than it otherwise would.

     The incentive fee is accrued as a liability of the Fund each day and so reduces the net asset value of all shares. The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will reflect an incentive fee accrual if the Fund has experienced an increase in net assets due to investment operations through the date of repurchase. However, the incentive fee accrual may subsequently be reversed if the Fund's performance declines. In that case, some or all of the incentive fee accrual borne by the investor will be retained by the Fund. No adjustment to a repurchase price will be made after it has been paid.


     The Fund will not accrue an incentive fee for any year unless it has fully recovered any cumulative losses from prior periods. However, the total amount of cumulative loss will be shared equally by all outstanding shares of the Fund. If some shareholders reinvest distributions by the Fund in additional shares, then the number of outstanding shares will increase, and the per-share amount of cumulative loss (if any) will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that you may bear a higher percentage incentive fee than you otherwise would.

     In addition, whenever shares are repurchased in a repurchase offer, the amount of any cumulative loss will be reduced in proportion to the number of shares repurchased. (For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund's shares are repurchased in a repurchase offer, then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000.) It is possible that the Fund may experience a net loss from investment operations for a full year, but you will have a positive return on your investment and an incentive fee will be accrued for that year. (In the preceding example, if, after the repurchase, the Fund experiences an increase in assets due to investment operations of $4,850,000, then the net loss from investment operations for the period would be $150,000, but the Fund would accrue an incentive fee equal to 15% of $100,000, or $15,000.)

     For an explanation of the incentive fee calculation, see the section in this Prospectus entitled "Management of the Fund - Incentive Fee" and the Fund's SAI.


Concentration; non-diversified status

     The assets of the Fund will consist almost entirely of companies within or related to various sectors of the technology industry. Since the Fund's portfolio will be concentrated in securities of a small number of companies or in securities of companies in single industry, the risk of any investment decision is increased. Seligman will seek to reduce the company-specific risk, as opposed to sector-specific risk, of the Fund's portfolio by investing in more than one company in a particular sector, but this may not always be practicable.

     The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the net asset value of the Fund's shares.

Restricted and illiquid securities

     The Fund intends to invest 50% of the proceeds of the offering, and a substantial portion of its assets on an ongoing basis, in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     Restricted and other illiquid investments involve the risk that the securities can not be sold at the time desired by the Fund or at prices approximating the value the Fund has determined. Difficulty in selling illiquid investments could impair the Fund's ability to meet repurchase requests or to pay its fees and expenses (including the management fee and incentive fee).

Investments in foreign securities

     The Fund plans to invest in the securities of foreign technology companies. Investments in foreign securities face specific risks, which include:

     o    unfavorable changes in currency rates and exchange control regulations

     o restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad

     o    reduced availability of information regarding foreign companies

     o foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements

     o reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions

     o    the difficulty in obtaining or enforcing a judgment abroad

     o    increased   market  risk  due  to  regional   economic  and  political
          instability

     o    increased brokerage commissions and custody fees

     o securities markets which are subject to a lesser degree of supervision and regulation by competent authorities

     o    foreign withholding taxes

     o    the threat of nationalization and expropriation

     o an increased potential for corrupt business practices in certain foreign countries

Use of derivatives for hedging purposes

     The Fund may use derivative instruments to hedge portfolio risk and for cash management purposes. Investing in derivative investments involves numerous risks. For example:

     o the underlying investment or security might not perform in the manner that Seligman expects it to perform, which could make the effort to hedge unsuccessful

     o the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument

     o certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid

     o derivatives may change rapidly in value because of their inherent leverage

All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.


                                 USE OF PROCEEDS

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable after the closing of the offering. Based on current market conditions, Seligman expects the Fund will be fully invested within one year. Seligman believes that, under current market conditions, it would be able to invest up to approximately $1.5 billion in accordance with the Fund's objectives, policies and strategies in this time frame. Although the Fund expects to invest at least 80% of its total assets in securities of small and medium-sized technology companies within one year, it may take substantially longer to reach the Fund's target of investing 50% of the proceeds of the offering in venture capital companies. This lengthy investment period reflects the fact that: (i) the Fund plans to spend considerable time researching prospective investments; and (ii) the companies in which the Fund plans to invest will be primarily small to medium-sized technology companies and venture capital companies which may have limited amounts of securities available for purchase. The Fund plans to minimize the positive impact its purchases of securities will have on the price of these securities by purchasing the securities over a period of time. Pending the full investment of the proceeds of the offering in equity securities of technology companies, the proceeds of the offering will be invested in short-term, high quality debt securities. In addition, up to 10% of the Fund's total assets may be invested temporarily in shares of exchange-traded funds that seek to track the performance of technology or other stock market indices. The Fund will pay organizational and offering expenses estimated to be $ |_________| from the proceeds of the offering.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Long-term capital appreciation

     The Fund's investment objective is to seek long-term capital appreciation. Income is not an objective. There can be no assurance that the Fund will achieve its investment objective.

The Fund may change its investment strategies

     The Fund's investment objective is a fundamental policy and may not be changed without the approval of shareholders. Please see the SAI for additional fundamental policies of the Fund. The Fund's principal investment policies and strategies are listed below. The Fund may change any of these non- fundamental investment policies and strategies, and may change the definition of small and medium-sized companies, if the Fund's board of directors believes doing so would be consistent with the Fund's investment objective of long-term capital appreciation.


Concentration in equity securities of technology companies


     The Fund proposes to achieve its objective by investing at least 80% of its total assets in equity securities of U.S. and non-U.S. companies considered by the Fund's investment manager to rely significantly on technological events or advances in their product development, production or operations. The companies in which the Fund plans to invest may operate in any of the following or similar fields: computer software, computer services, computer hardware, semiconductors, communications and telecommunications, the Internet, consumer electronics, biomedics and pharmaceuticals. The Fund may invest in companies of any size, but generally expects to invest at least 80% of its assets in small and medium-sized companies. In current market conditions, the Fund considers small and medium-sized companies to be those with market capitalizations, at the time of purchase by the Fund, of as little as $10 million and as much as $10 billion. The Fund's definition of small and medium-sized companies may change in light of market developments.

     The Fund anticipates that it will invest primarily in common stocks, although a substantial portion of the Fund's venture capital investments may be in the form of non-dividend-paying preferred stocks. The Fund may also invest in securities convertible into or exchangeable for common stocks, rights and warrants to purchase common stocks and depository receipts representing an ownership interest in equity securities. The Fund considers all of these securities equity securities for purposes of its investment strategies. The Fund may also invest in non-convertible debt securities or preferred stocks believed to provide opportunities for capital gain.


     The Fund will seek to invest 50% of the proceeds of the offering in equity securities of privately owned technology companies that plan to conduct an IPO. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will be completed. The Fund expects to invest primarily in venture capital companies that it determines to be in the "late-stage" (also referred to as "mezzanine") or "pre-IPO" stage of development, although from time to time the Fund may invest in companies that are in the early ("seed") or expansion stage of development. These terms are explained below. After the proceeds from the offering are invested, the Fund expects to continue to invest a substantial portion of its assets in venture capital companies. It is possible, however, that the Fund will invest only a small portion of its assets, or none at all, in venture capital companies, depending upon the availability of investment opportunities that are deemed attractive by Seligman. The Fund will not make new venture capital investments at any time when its existing venture capital investments exceed 50% of its total assets, but the Fund may, at such times, make additional investments in venture capital companies already represented in its portfolio.


     Seed financing is typically a relatively small amount of capital used to test a concept so that start-up capital can be obtained; the term may also extend to companies completing product development and initial marketing. Typically, a company at the seed financing stage has not yet sold its product commercially. Expansion financing is sought by companies that have expended their initial capital (often in developing and market-testing a prototype) and that require funds to initiate full-scale manufacturing and sales. Expansion capital may also provide working capital for the initial expansion of a company that is manufacturing and shipping its product, but that does not yet show a profit. The Fund will participate in seed and/or expansion financing for a company only if it has an established management team with proven track record of building business and, in Seligman's judgment, an innovative product idea with a sustainable competitive advantage.

The Fund expects that companies in the early and expansion stages will not conduct an IPO for up to five years, and possibly substantially longer, from the time of initial investment.

     The Fund considers a venture capital company to be in the late stage if it has a developed infrastructure and has commenced earning revenues. The Fund expects that late-stage companies will undertake an IPO within a period of one to three years. A pre-IPO company is somewhat more developed than a late-stage company. The Fund generally would expect to acquire equity securities of pre-IPO companies in private placements within a year prior to their planned IPOs. The Fund will seek late-stage and pre-IPO companies that offer reasonable valuations, especially relative to public companies. Late-stage and pre-IPO companies will typically have small capitalizations and limited or no liquidity; even after an IPO, liquidity may be limited and the Fund generally will be subject to contractual limitations on its ability to sell shares.

     All venture capital investments involve substantial risks. The risks associated with investing in companies in the seed or expansion stages of development are greater than those of companies in the late or pre-IPO stage, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an IPO is highly contingent upon factors that are often not in the companies' control. See "Risk Factors - Investments in venture capital companies."

     Of the Fund's venture capital investments, up to 5% of the Fund's total assets may be invested in securities of investment funds that invest primarily in venture capital companies. These investments may involve relatively high fees, including incentive fees (the Fund will be indirectly paying fees to the manager of such investment funds and their other service providers and to Seligman and the Fund's other service providers on the same assets), and a high degree of risk. See "Risk Factors - Venture Capital Funds."

     The Fund will also invest in small and medium-sized public companies. The common stock of these companies may trade over-the-counter, on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or on other markets. Many of these companies may have only recently become public companies, and may have a relatively small proportion of their outstanding common stock publicly traded.


     During the first part of the first year of the Fund's operation, Seligman expects that a majority of the Fund's assets will be invested in publicly traded companies. Seligman expects to sell many of these within the first year and reinvest the proceeds in venture capital companies in accordance with the Fund's principal investment strategies, subject to the availability of investment opportunities that are deemed attractive by Seligman. Seligman also expects the Fund's turnover rate for public company investments to be high, as much as two hundred percent or more per year. As the Fund's venture capital company investments mature, they may undertake IPOs and become public companies. In these cases, the Fund may be subject to contractual and regulatory limitations that prevent it from selling part or all of these investments for an extended period.


     During the initial investment period, the Fund may invest up to 10% of its total assets in shares of exchange-traded funds that seek to track technology or other stock indices. Such funds pay certain fees and expenses, and these will be indirectly borne by the Fund and its shareholders in addition to the fees and expenses borne by the Fund directly.

     The Fund may invest in securities of non-U.S. issuers. The Fund may invest directly in foreign securities or it may invest through depositary receipts, which are certificates issued by a bank or other financial institution that evidence the right to receive the underlying foreign security. Investments in non-U.S. securities involve certain risks in addition to those of technology companies generally. These risks are discussed under "Risk Factors." The Fund may not invest more than 25% of its total assets in non-U.S. securities, but this limit does not apply to investments in depositary receipts that are listed or quoted in the United States.

     The limitations on the percentage of the Fund's total assets that may be invested in securities of venture capital companies, venture capital funds, exchange traded funds and securities of non-U.S. issuers apply at the time of investment by the Fund. The Fund will not be required to reduce its investments in these securities if a percentage limit is exceeded as a result of changes in the value of the Fund's portfolio securities or repurchases of the Fund's shares. However, the Fund may not purchase additional securities that are subject to a percentage limitation at any time when the limitation is met or exceeded, except that it may make additional investments in venture capital companies already in its portfolio.

Investment rationale

     The speed and magnitude of technological innovation has frequently been underestimated. The pace of technological advancement that began more than 40 years ago with the first commercialization of the computer is accelerating beyond many people's expectations. Seligman expects this secular trend, largely driven by the ability of technology to increase productivity, to continue for many years to come.

     Developments in the computer industry illustrate this trend. In the 1960s and 1970s, mainframe computers were the dominant technology, but personal computers superseded them in the 1980s and 1990s. This shift in the dominant technology resulted in significant changes in industry leaders. Seligman believes that the continuing trend towards a "network economy" may cause new companies to emerge as leaders. Some of the companies that are now at the forefront of mainstream technological innovation were in the early stages of their development less than 20 years ago. Seligman believes that there are emerging technology companies today that offer similar opportunities for appreciation.

     The Fund seeks to identify and invest in companies that will provide tomorrow's technology. Seligman currently believes the greatest growth potential is found in five areas of technology:

     o Internet and new media. Seligman believes the Internet has the potential to revolutionize the way people and businesses communicate and interact. Currently the Internet is widely used only in the United States and Western Europe. Seligman believes the Internet will continue to expand until it is a global phenomenon.

     o Broadband and fiber optics. Computer processing power currently exceeds the transmission capacity of the networks that connect computers. Seligman believes substantial investment will be required in broadband and fiber optic technology in order to improve the speed of data transmission.

     o Digital consumer electronics. Consumer electronics are becoming increasingly digital to permit the rapid transmission of data. Digital technology is becoming less expensive than analog and other earlier technologies, which Seligman believes should result in a deeper penetration of digital products in the marketplace.

     o Biometric technology. Seligman believes that the ability for the human body to interact with a computer or a communications device has far-reaching implications. Heightened security may be made possible as fingerprints and cornea scans can be used as identification. Doctors may be able to use this technology to interact with and monitor patients from remote locations.

     o Wireless communications and computing. Hand-held devices and cellular phones enable workers to remain effective when they are away from their desk-top computers. Wireless communications and computing has the potential for productivity enhancement for businesses and lifestyle enhancement for consumers.

Borrowing; use of leverage

     The Fund is authorized to borrow money to fund the purchase of portfolio securities (including additional investments in venture capital companies in its portfolio), to meet repurchase requests and for cash management purposes. The use of borrowings involves a high degree of risk. See "Risk Factors -- Leverage; Borrowing." The Fund generally intends to borrow money only in limited circumstances when attractive investment opportunities are available that would further the Fund's investment objective and sufficient liquid resources are not otherwise available, or where Seligman believes it would not be prudent to sell existing portfolio holdings. The Fund will not, in any event, borrow money until the proceeds of the offering are substantially invested in furtherance of the Fund's investment objective. The Fund will seek to repay borrowings used to meet repurchase requests and for cash management purposes within one year of their incurrence. The Fund may not borrow money to pay Fund expenses, including the incentive fee.

     The Fund will not be permitted to borrow for the purpose of purchasing additional portfolio securities at any time that borrowings exceed 20% of its total assets. In addition, the Investment Company Act prohibits the Fund from borrowing for any purpose if, immediately after such borrowing, it will have an "asset coverage" of less than 300%. The Investment Company Act also provides that the Fund may not declare dividends or distributions, or purchase its stock (including in repurchase offers) if, immediately after doing so, it will have an "asset coverage" of less than 300%. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund, and may also limit the extent to which the Fund may hold illiquid securities, reducing the Fund's investment flexibility. If the Fund is unable to make distributions as a result of these requirements, it may no longer qualify as a regulated investment company and could be required to pay additional taxes. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the asset level below what is required by the Investment Company Act or the Fund's loan agreements.


     The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of borrowing for financial leverage purposes (that is, to acquire portfolio securities) will depend on Seligman's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

Hedging

     The Fund may seek to hedge portfolio risk through the use of financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Fund's investment objective and the risk associated with the instrument. The Fund may use derivatives only for the purposes of hedging portfolio risk and cash management.

     The Fund may buy or sell put or call options on transferable securities or indices of securities to hedge against adverse movements in the prices of securities held in the Fund's portfolio. The Fund's options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the Fund's asset value (this strategy, which involves the sale of call options to help reduce the price of the put options, is viewed as a hedge even though the writing of a call without the purchase of a put would not be considered hedging). The Fund may buy or sell these options if they are traded on options exchanges or over-the-counter markets. However, the Fund will only enter into transactions with broker-dealers that are reputable financial institutions which (i) specialize in these types of transactions, (ii) make markets in these options, or (iii) are participants in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

     Seligman will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date). A forward contract may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar. See "Additional Investment Policies - Other Operating Policies - Foreign Currency Transactions" in the SAI.


Potential for large positions and controlling interests


     As a non-diversified investment company, the Fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies. However, the Fund does not intend to invest more than 25% of its total assets in the securities of any one company. The Fund may own a controlling interest in one or more companies, and it (or it and other funds managed by Seligman) may own up to 100% of certain companies. However, the Fund does not intend to invest more than 25% of its total assets in controlling interests of companies. Market fluctuations could cause these limits to be exceeded.

Investment decisions based upon extensive research

     The Fund will use a bottom-up stock selection approach. This means that Seligman will extensively research specific companies in the technology and technology-related industries to find those companies that Seligman believes offer the greatest prospects for future growth. In selecting individual securities, Seligman will look for companies that it believes display or are expected to display:

     o    robust growth prospects

     o    revenue-producing technological innovations

     o    high profit margins or return on capital

     o    attractive valuations relative to expected earnings or cash flow

     o    strong current or future cash flow

     o    large installed base or distribution franchise

     o    quality management

     o    favorable new product cycles

     o    unique competitive advantages, including intellectual property

Circumstances in which the Fund will sell a security

     While it is the policy of the Fund to hold securities for investment, the Fund will consider selling securities of a company if Seligman's target price for the security has been reached or if Seligman believes that:

     o    the company's earnings are disappointing

     o    the company's revenue growth has slowed

     o    the company's underlying fundamentals have deteriorated

The Fund may also be forced to sell securities to meet its quarterly share repurchase obligation. As a result, the annual portfolio turnover of the Fund may exceed 100%. A high portfolio turnover rate will increase the Fund's expenses. On the other hand, the Fund may invest a significant portion of its assets in venture capital securities having very little liquidity. The Fund may be forced to retain such assets even in circumstances where the Fund's investment policies indicate the assets should be sold. Alternatively, it may have to sell such securities at disadvantageous prices in order to raise cash. See "Risk Factors - Restricted and Illiquid Securities."

Defensive measures

         The Fund may, from time to time, take temporary defensive positions in cash or short-term debt securities that are inconsistent with its principal strategies in an attempt to moderate extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objective.

                             MANAGEMENT OF THE FUND

     The board of directors provides broad supervision over the affairs of the Fund.


     J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York, 10017, is the manager of the Fund. Subject to the authority of the Fund's board of directors, Seligman is responsible for the Fund's investments and administers the Fund's business and other affairs. Established in 1864, Seligman currently serves as manager to 20 U.S. registered investment companies, which offer more than 50 investment portfolios with approximately $30 billion in aggregate assets as of March 31, 2000. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2000 of approximately $12 billion. Mr. William C. Morris, Chairman of Seligman and Chairman of the board of directors of the Fund, owns a majority of the outstanding voting securities of Seligman.

Management Fee

     The Fund will pay a fee to Seligman for its management services at an annual rate of 1.50% of the Fund's average daily net assets. The fee is calculated daily and payable monthly. This management fee is materially higher than the advisory fees paid by most U.S. investment companies. In addition, the Fund will pay an incentive fee to Seligman as described below. Very few registered investment companies pay an incentive fee similar to that paid by the Fund.

Incentive Fee


     The following discussion of the incentive fee is only a summary, and is qualified in its entirety by reference to the more complete description contained in the SAI under "Investment Advisory and Other Services - Incentive Fee." The calculation of the incentive fee involves complex accounting concepts. The Fund encourages you to consult with you financial adviser regarding this calculation.

     In addition to the management fee, the Fund may pay an incentive fee to Seligman at the end of each year. The incentive fee will generally equal 15% of the sum of the Fund's net realized capital gains or losses and net investment income or loss for the year, reduced by the Fund's net unrealized depreciation of securities. No incentive fee will be payable on unrealized gains (that is, on investments that have appreciated in value but have not yet been sold by the Fund.) No incentive fee will be payable for any year unless losses and depreciation from prior periods have been recovered by the Fund. This is sometimes known as a "high water mark" calculation. Seligman will be under no obligation to repay any incentive fees previously paid by the Fund.

     The incentive fee is paid annually, but shareholders may have their shares repurchased by the Fund quarterly. The Fund believes it is appropriate for investors whose shares are repurchased to pay an incentive fee for those shares for the period between the last incentive fee payment to Seligman and the date of repurchase. Otherwise, the remaining shares, and thus their shareholders, could pay a disproportionate share of the incentive fee. For this reason, the Fund will calculate a liability for the incentive fee each day based on its performance. The Fund's net asset value will be reduced or increased each day to reflect this calculation. The daily calculation will be made on the same basis as the incentive fee payable to Seligman, except that it will also take into account unrealized gains. The portion of the incentive fee that arises from unrealized gains will not be reflected in the fee payable to Seligman until the year or years in which the appreciated assets are sold.

     If the Fund is in a net loss situation, there will be no accrual, and no incentive fee will be payable. If this situation arises, the Fund will keep track of its "cumulative loss" on a daily basis. Each time shares are repurchased in a repurchase offer, the Fund will adjust the amount of any cumulative loss downward in proportion to the number of shares repurchased. In addition, each time additional shares are sold, the Fund will adjust the amount of any cumulative loss upward in proportion to the number of shares issued (but not to an amount larger than the cumulative loss would be if no shares had been repurchased). This will ensure that the amount of cumulative loss remains constant on a per-share basis.


Portfolio management


     The Fund will be co-managed by Mr. Paul H. Wick, leader of Seligman's Technology Group, Mr. Storm Boswick and Mr. Michael J. Guthrie. Seligman's Technology Group has substantial experience in technology investing. As of March 31, 2000, Seligman's Technology Group managed approximately $17.2 billion of public and $580 million of private securities of technology and related companies. Seligman's Technology Group also manages Seligman Communications and Information Fund, Inc., one of the world's largest technology funds; Seligman Global Technology Fund, one of the world's largest global technology funds; Seligman New Technologies Fund, Inc., which commenced operations in July 1999 and has an investment objective and strategies similar to the Fund's; and two recently organized funds offered outside the United States that make significant investments in venture capital companies.

     With over 100 years of combined technology investment experience and with offices in both Palo Alto and New York, Seligman's Technology Group is able to effectively cover the broad scope of both public and private technology companies in the world's largest technology market. The group conducts first-hand research on all companies considered for inclusion in the Fund. The group's research includes hundreds of on- site visits and one-on-one meetings with management in the United States and internationally to assess the quality, prospects and direction of companies. Seligman believes that its presence in the public market, as well as its strong relationships with venture capital firms, investment banks, and the companies it has selected for investment, provide it with valuable sources of information on a large number of investment opportunities. Seligman also believes that its presence and reputation in the public arena are recognized among venture capital companies. In addition, Seligman believes that, as one of the largest and most experienced long-term investors in technology industries, it has established a reputation as a "life-cycle investor," which means that Seligman will maintain, and in some cases increase, its investment in companies throughout the development of their businesses.

     Information about Seligman's investments in venture capital companies is included in Appendix A to this prospectus.

     Mr. Wick is a Vice President of the Fund and has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997. He was formerly a Vice President, Investment Officer of Seligman from April 1993 to December 1994. Mr. Wick joined Seligman in 1987 as an Associate, Investment Research. He has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick is a Vice President of Seligman Global Fund Series, Inc., for which he has acted as Co-Portfolio Manager of the Global Technology Fund since May 1994, and a Vice President of Seligman New Technologies Fund, Inc., for which he has acted as Co-Portfolio Manager since July 1999. Mr. Wick is also Vice President of Seligman Portfolios, Inc. for which he acts as Portfolio Manager of its Seligman Communications and Information Portfolio and Co-Portfolio Manager of its Seligman Global Technology Portfolio.

     Mr. Boswick is also a Vice President of the Fund and has been a Managing Director of Seligman since January 1999. He was formerly a Vice President, Investment Officer of Seligman from January 1997 to December 1998. Mr. Boswick joined Seligman in June 1996 as an Associate, Investment Research. He is a Vice President of Seligman New Technologies Fund, Inc., for which he has acted as Co-Portfolio Manager since July 1999. Prior to joining Seligman, Mr. Boswick was a Financial Analyst, Investment Research, with Goldman, Sachs & Co. from February 1994 to May 1996.

     Mr. Guthrie is also a Vice President of the Fund and has been a Senior Vice President, Investment Officer of Seligman since September 1999. He was formerly a Vice President in the Technology Investment Banking Group at Credit Suisse First Boston from June 1998 to September 1999, where he led the semiconductor group. Prior to that, Mr. Guthrie served as Vice President in the Technology Investment Banking Group of Deutsche Morgan Grenfell from September 1997 through June 1998. Mr. Guthrie also served in the Technology Investment Banking Group at Montgomery Securities from September 1994 through September 1997.

Expenses of the Fund

     The Fund pays a management fee and an incentive fee to Seligman plus all its expenses other than those assumed by Seligman. The expenses of the Fund include the shareholder servicing fee, brokerage commissions, interest on any borrowings by the Fund, fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective venture capital investments by the Fund) and independent auditors, taxes and governmental fees, custody, expenses of printing and distributing prospectuses, reports, notices (including notices relating to the quarterly repurchase offers) and proxy materials, expenses of printing and filing reports and other documents with government agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements, fees and expenses of directors of the Fund not employed by Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.


     Seligman Data Corp. ("SDC"), the Fund's shareholder service agent, provides shareholder account services to the Fund. SDC will also function as the Fund's dividend paying agent. SDC provides its services to the Fund at cost.

                                REPURCHASE OFFERS

     The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that you will not have the right to redeem your shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its shares. As a result, if you invest in the Fund you will have limited opportunity to sell your shares.

     To provide you with a degree of liquidity, and the ability to receive net asset value on a disposition of your shares, the Fund will make quarterly offers to repurchase its shares. The repurchase offers will be limited to a specified percentage of the Fund's outstanding shares. Shares will be repurchased at their net asset value; the Fund will not charge a repurchase fee. The Fund intends to commence the first quarterly repurchase offer in September 2000 and to complete it in October 2000. The quarterly offers will be made pursuant to a fundamental policy of the Fund that may be changed only with the approval of the Fund's shareholders.

The Fund will offer to repurchase 5% of its outstanding shares each quarter

     Each quarter, the Fund will offer to repurchase 5% of the number of shares outstanding on the date repurchase requests are due. The Fund's board of directors may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

     The Fund intends to commence the first quarterly repurchase offer in September 2000 and to complete it in October 2000. Thereafter, quarterly repurchase offers will commence each December, March, June and September and will be completed in the following month.

     When a repurchase offer commences, the Fund will send a notification of the offer to shareholders via their financial intermediaries. The notification will specify, among other things:

     o the percentage of shares that the Fund is offering to repurchase. This will ordinarily be 5%.

     o the date on which a shareholder's repurchase request is due. This will ordinarily be the second Friday of the following month.

     o the date that will be used to determine the Fund's net asset value applicable to the share repurchase. This is generally expected to be the day on which requests are due.

     o the date by which shareholders will receive the proceeds from their share sales.

     o the net asset value of the common stock of the Fund no more than seven days prior to the date of the notification.

     The Fund intends to send this notification approximately 30 days before the due date for the repurchase request. In no event will the notification be sent less than 21 or more than 42 days in advance. Your shares of the Fund must be held through a selected broker or dealer. Certificated shares will not be available, and you will not be able to receive repurchase offers directly from the Fund. Your selected broker or dealer may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased shares.

     The due date for repurchase requests is a deadline that will be strictly observed. If your intermediary fails to submit your repurchase request in good order by the due date, you will be unable to liquidate your shares until a subsequent quarter, and you will have to resubmit your request in that quarter. You should be sure to advise your intermediary of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the due date.

The Fund's fundamental policies with respect to share repurchases

     The Fund has adopted the following fundamental policies in relation to its share repurchases which may only be changed by a majority vote of the outstanding voting securities of the Fund:

     o as stated above, the Fund will make share repurchase offers every three months, pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time, commencing September 2000

     o 5% of the Fund's outstanding common stock will be subject to the repurchase offer, unless the board of directors establishes a different percentage, which must be between 5% and 25%

     o the repurchase request due dates will be the second Friday of each January, April, July and October (or the preceding business day if that day is a New York Stock Exchange holiday)

     o there will be a maximum 14 day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined

Pro rata purchases of shares in the event of an oversubscribed repurchase offer

     There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the board of directors for each repurchase offer will set a maximum number of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of two percent of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

     If pro-ration is necessary, the Fund will send a notice of pro-ration to selected brokers and dealers on the business day following the due date. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that you wish to have repurchased by the Fund are not repurchased because of pro-ration, you will have to wait until the next repurchase offer, and your repurchase request will not be given any priority over other investors' requests at this later date. Thus, there is a risk that the Fund may not purchase all of the shares you wish to sell in a given quarter or in any subsequent quarter. In anticipation of the possibility of pro-ration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of pro-ration. There is no assurance that you will be able to sell as many of your shares as you desire to sell.

     The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the board of directors, including a majority of independent directors.

Determination of repurchase price

     The repurchase price payable in respect of a repurchased share will be equal to the share's net asset value on the date specified in the notice. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on small companies and venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially between the date a repurchase offer is mailed and the due date, and it may also change materially shortly after a repurchase is completed. The method by which the Fund calculates net asset value is discussed under the caption "Calculation of Net Asset Value."

Payment

     The Fund expects to repurchase shares on the next business day after the net asset value determination date. Proceeds will be distributed to intermediaries as specified in the repurchase offer notification, usually on the third business day after repurchase. In any event, the Fund will pay repurchase proceeds no later than seven days after the net asset value determination date.

Impact of repurchase policies on the liquidity of the Fund

     From the time the Fund distributes each repurchase offer notification until the net asset value determination date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that may be disposed of in the ordinary course of business at approximately the price at which they are valued or which mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors - Borrowing."

In-kind repurchases


     Under normal conditions, the Fund intends to repurchase its shares for cash. However, the Fund reserves the right to pay for all or a portion of its repurchased shares with an in-kind distribution of a portion of its portfolio securities. The Fund might distribute stock of a company in-kind if the Fund's position is large relative to the company's market capitalization or trading volume and the Fund believes that selling its position would adversely affect the price received on sale or the value of the Fund's remaining position in that company. In addition, in some circumstances, the Fund might distribute appreciated assets in-kind if, by doing so, it could avoid triggering a distribution requirement to other shareholders under applicable tax law. The Fund will not make in-kind payments with securities of venture capital companies or with securities of private funds that invest in venture capital companies.


Consequences of repurchase offers

     The Fund believes that repurchase offers will generally be beneficial to the Fund's shareholders, and will generally be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund will hold a larger proportion of its total assets in highly illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund's net asset value.

     Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. There is no assurance that any secondary market for the Fund's shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic repurchase offers at net asset value may not alleviate such discount.

     Repurchase of the Fund's shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

     In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxes."

                         CALCULATION OF NET ASSET VALUE

     The Fund will compute its net asset value on each business day as of the close of regular business of the New York Stock Exchange, which is generally 4:00 p.m. New York time. Securities owned by the Fund will be valued at current market prices. If reliable market prices are unavailable (e.g., in the case of the Fund's venture capital investments), securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund's board of directors. Venture capital investments will be valued at fair value, which will be cost unless Seligman determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer fair or appropriate. In such situations, the Fund's investment will be revalued in a manner that Seligman, following procedures approved by the board of directors, determines best reflects its fair value. When the Fund holds securities of a class that has been sold to the public, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale. Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund's investments will also affect the amount of the incentive fee. See "Risk Factors - Incentive Fee." All fair value determinations by Seligman are subject to ratification by the board of directors.

     Seligman and the board of directors will consider numerous factors in establishing a fair value for venture capital investments. Factors that relate to the securities of a venture capital company will include the cost of the security; the last available quoted price or traded price, if any, for the security; fundamental analytical data relating to transactions in comparable securities; relationships among various securities and industry-specific indices and evaluation of the forces which influence the market in which the security is purchased and sold; the size of the Fund's position and the liquidity of the market for the security; recent purchases and sales (including new issuances) of the company's securities; pricing by dealers in similar securities; reported prices and the extent of public trading in similar financial instruments of the issuer or comparable securities; pending public offerings by the company; and contractual and regulatory restrictions on the Fund's disposition of the security. Factors that relate to a venture capital company itself will include its financial position and results of operations, including their variance from projections; the company's business and financial plan; its ability to obtain needed financing; changes in economic conditions affecting the company; pending reorganization activity; changes in management; changes in contracts with major customers and distributors; and changes in technology affecting the company's products and services. Certain developments, such as changes in senior management of a company or its capital structure, or removal of legal or contractual restrictions on sale, will cause Seligman to review the valuation of a company's securities immediately. In addition, a combination of developments that are individually less significant may also cause a review of valuation.

     Expenses of the Fund, including Seligman's management fee, the incentive fee accrual and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining net asset value. The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will reflect an incentive fee accrual if the fund has experienced an increase in net assets due to investment operations through the date of repurchase. However, the incentive fee accrual may subsequently be reversed if the Fund's performance declines. In that case, some or all of the incentive fee accrual borne by the investor will be retained by the Fund. No adjustment to a repurchase price will be made after it has been paid. See "Risk Factors - Incentive Fee."

     The net asset value per share is computed by dividing (i) the net asset value of the Fund by (ii) the number of shares then outstanding. The net asset value per share will be rounded up or down to the nearest cent. You may obtain the Fund's daily net asset value per share by calling |_________| or by visiting Seligman's Internet website (http://www.jwseligman.com). A listing of the securities in the Fund's portfolio will also be posted monthly on Seligman's website. The Fund also intends to publish its net asset value once weekly in various financial periodicals.

                                  CAPITAL STOCK

     The Fund is authorized to issue 100 million shares of capital stock, all of one class called common stock, $0.01 par value. The board of directors is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The board of directors is also authorized to increase or decrease the number of shares the Fund is authorized to issue.


     The common stock is entitled to one vote per share at all meetings of shareholders. The Fund does not intend to hold annual meetings of shareholders. Common shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Common shareholders are entitled to receive dividends only if and to the extent declared by the board of directors and only after the board has made provision for working capital and reserves as it in its sole discretion deems advisable. Common stock is not available in certificated form. The Fund's charter provides that any transfer will be void if made (i) to an account held through a broker or dealer that has not entered into a shareholder servicing agreement with the Fund or (ii) to any person who is not a Qualified Investor.


     In general, any action requiring a vote of the holders of the common stock of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon. Any change in the Fund's fundamental policies may also be authorized by the vote of 67% of the votes present at a shareholders' meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy. The Fund's charter requires the affirmative vote of 67% of the aggregate number of votes entitled to be cast to authorize any of the following actions: (i) a merger or consolidation of the Fund; (ii) certain sales of all or substantially all of the Fund's assets; (iii) the liquidation or dissolution of the Fund, unless such action has been approved by a two-thirds vote of the entire board of directors; (iv) the conversion of the Fund into an open-end fund; (v) an increase in the maximum number of directors specified in the charter; (vi) the removal of a director; or (vii) an amendment of the charter to reduce the two-thirds vote required to authorize the actions listed in this sentence. In addition, the Fund's bylaws provide, among other things, that: nominations for directors and other stockholder proposals must be made within specified time frames in advance of an annual or special meeting of stockholders and must be accompanied by specified information; special meetings of stockholders may be called at the written request of stockholders holding not less than 50% of the votes entitled to be cast at such a meeting; and only the board of directors may amend the bylaws. Some of the foregoing could have the effect of delaying, deferring or preventing changes in control of the Fund.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, the common shareholders are entitled to share ratably in all the remaining assets of the Fund.


                               DISTRIBUTION POLICY

     Dividends will be paid annually on the common stock in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the common stock will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

     Substantially all of any taxable net capital gain realized on investments will be paid to common shareholders at least annually.

     In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes. See "Taxes."

     The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Automatic reinvestment plan

     The automatic reinvestment plan is available for any holder of the Fund's common stock who wishes to purchase additional shares using dividends and/or capital gain distributions paid by the Fund. You may elect to:

     o    reinvest 100% of both dividends and capital gain distributions;

     o    receive dividends in cash and reinvest capital gain distributions; or

     o    receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be automatically reinvested if you do not instruct your broker or dealer otherwise. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

     Shares will be issued to you at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. You are free to change your election at any time by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

     The Fund reserves the right to suspend the automatic reinvestment plan at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently expect to suspend or limit the reinvestment plan, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that Seligman considers suitable for the Fund.

Distributions in-kind

     The Fund reserves the right to make any distributions in-kind (that is, to distribute securities from its portfolio instead of cash). However, the Fund does not currently intend to make any in-kind distributions, and only securities that are freely transferable will be distributed in-kind.

            PROPOSAL TO LIQUIDATE IF FUND UNDERPERFORMS S&P 500 INDEX


     If the total return on an investment in the Fund from inception of investment operations to June 30, 2007 is less than the total return on a hypothetical investment in the S&P 500 Index, with dividends reinvested, during the same period, the directors of the Fund intend, within six months after June 30, 2007, to adopt a resolution declaring that dissolution of the Fund is advisable and to submit to the shareholders a proposal to liquidate the Fund and distribute its net assets to shareholders. The Fund's total return for this purpose will be calculated assuming that the investor paid the maximum public offering price per share, which includes an underwriting discount of $1.30 per share.

     The Fund will compare the performance of four shares of the Fund purchased for $25.00 each (for a total of $100.00) with the performance of the S&P 500 Index, adjusted to 100 on the date the Fund commences operations. The value of the four shares of the Fund will immediately be reduced by the aggregate underwriting discount ($5.20) and by their proportional share of the Fund's organizational and offering expenses. To avoid a proposal for dissolution, the Fund will, over the measuring period of approximately seven years, have to earn back the underwriting discount and its organizational and offering expenses, and then match the performance of the S&P 500 Index. The value of the four shares over time will be calculated on the basis that all dividends and distributions are reinvested and no shares are repurchased in quarterly repurchase offers.


     The S&P 500 Index measures the performance of the largest U.S. companies and thus its performance is likely to differ substantially from the performance of the Fund, which will invest primarily in small and medium-sized technology companies both within and outside the United States. The S&P 500 Index is an unmanaged index which reflects no payment of management or incentive fees, brokerage commissions or other expenses. The S&P 500 Index is calculated on the basis that all dividends paid by component companies are reinvested. You may not invest directly in the S&P 500 Index.

     The affirmative vote of a majority of all votes entitled to be cast will be required to approve a proposal to liquidate the Fund. (If the proposal is recommended by fewer than two-thirds of the directors, then the affirmative vote of two-thirds of all votes entitled to be cast will be required to approve it.) If a proposal to liquidate is approved by shareholders, a lengthy period may be required to complete the liquidation because the Fund may have difficulty selling its venture capital investments and will not be able to distribute them in-kind.

                                      TAXES

     The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund will generally be exempt from federal income taxes on net investment income and capital gain distributed to shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to shareholders each year.

     Dividends from net investment income and distributions from net short-term capital gain are taxable as ordinary income and, to the extent attributable to dividends received by the Fund from U.S. corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations. Distributions from net capital gain are taxable as long-term capital gain, regardless of how long shares in the Fund have been held by the shareholder, and are not eligible for the dividends-received deduction. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares.

     When you sell Fund shares or have shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

     The Fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes, if any, payable by the Fund.

     Each January, you will be sent information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.


                                  UNDERWRITING

     Subject to the terms of conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to each underwriter, the number of shares set forth opposite its name.


                                                   Number
         Name                                      of Shares
         ----                                      ---------

Salomon Smith Barney Inc.........................

PaineWebber Incorporated.........................

A.G. Edwards & Sons, Inc.........................

CIBC World Markets Corp..........................


     The underwriting agreement provides that the obligations of the several underwriters to purchase the shares included in the offering are subject to delivery of specified legal opinions by counsel and to certain other conditions. The underwriters are obligated to purchase all the shares if they purchase any of the shares.


     The underwriters, for whom Salomon Smith Barney Inc., PaineWebber Incorporated, A.G. Edwards & Sons, Inc., and CIBC World Markets Corp. are acting as representatives, propose to offer some of the shares directly to Qualified Investors at the offering price of $25.00 per share, subject to reduction in the event of purchases of $500,000 or more, and to offer some of the shares to certain dealers at the offering price less a concession not in excess of $ |_________| per share. The underwriters may allow, and such dealers may reallow, a concession not in excess of $ |_________| per share on sales to certain other dealers. The offering price per share for purchases of $500,000 or more will be reduced as set forth on the cover page of this Prospectus. If all of the shares are not sold at the prices set forth above, the representatives may change the offering prices and other selling terms. The representatives have advised the

Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. The minium investment requirement is 1,000 shares ($25,000). Investors must pay for any shares purchased on or before |_________| , 2000.


     Up to |_________| shares have been reserved for sale directly by the Fund, without the imposition of any sales load or payment of any selling compensation to any underwriter, broker or dealer, to the following persons and entities: present and retired directors, trustees and employees, and their respective spouses, of Seligman and its subsidiaries, the Fund, other funds in the Seligman group, and SDC, and such persons' family members, including lineal descendants and ancestors, siblings (and their spouses and children) and any company or organization controlled by an any of the foregoing; those partners and employees of outside legal counsel to the Fund or its directors who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors; and registered representatives and employees of brokers and dealers that offer the Fund or other funds in the Seligman Group of Funds.


     The Fund and Seligman have each agreed that, for a period of 120 days from the date of this prospectus, they will not, without the prior written consent of |_________| , on behalf of the underwriters, dispose of or hedge any shares of the Fund or securities convertible into or exchangeable for the shares. |_________| in its sole discretion may release any of the securities subject to this agreement at any time without notice.

     Prior to this offering, there has been no public or private market for the shares. Consequently, the offering prices for the shares were determined by negotiation among the Fund, Seligman and the representatives. There can be no assurance, however, that the price at which the shares will sell after this offering will not be lower than the price at which they are sold by the underwriters. Seligman Advisors, Inc. will not make a market in the Fund's shares. No underwriter is obligated to make a market in the shares and there can be no assurance that any trading market in the shares will develop and continue after this offering.


     The Fund will pay a shareholder servicing fee to each broker or dealer not affiliated with the Fund or Seligman at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such brokers or dealers.


     The Fund and Seligman have each agreed to indemnify the several underwriters or contribute to losses arising out of certain liabilities under the Securities Act.


     Seligman or its affiliate Seligman Advisors, Inc. will pay to the representatives from its own resources a structuring fee in an amount equal to $0.474 per share for each share sold by the underwriters.


     The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any underwriter to the Fund or Seligman by notice to the Fund or Seligman if, prior to delivery of and payment for the shares, any of the following occur: trading in securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market, Nasdaq SmallCap Market or the Nasdaq Stock Market shall have been suspended or limited; additional governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities shall have been declared by federal or any state's authorities; or any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions occurs, the effect of which is such as to make it, in the judgment of the representatives, impracticable or inadvisable to commence or continue the offering of the shares at the offering prices set forth above.

     The Fund anticipates that from time to time the representatives and certain other underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters.


     The Fund may in the future offer additional shares to Qualified Investors who are not at the time shareholders of the Fund, depending upon market conditions, available investment opportunities and other factors, but the Fund has no current plans for any such offerings.

Additional sales to existing shareholders

     The Fund intends to make additional sales of its shares at their net asset value to investors who are shareholders of the Fund at the time of sale. The number of shares available for sale will be approximately the same as the number of shares repurchased by the Fund in its prior quarterly repurchase offers that have not since been sold, subject to a minimum offering size of 1% of the Fund's shares outstanding immediately before the date of sale. If more shares are subscribed for than are offered, the Fund will reduce the amount sold to each subscriber in proportion to the amount subscribed for. Seligman or Seligman Advisors intends to make payments out of its own resources to the brokers or dealers who participate in the offerings. It is anticipated that sales will be conducted once each quarter, with the first sale being completed shortly after the Fund's first repurchase offer. The board of directors may discontinue the Fund's policy of making additional sales at any time.

Shareholder servicing fee

     The Fund intends to pay compensation to selected brokers and dealers that are not affiliated with the Fund or Seligman that hold shares for their customers in accordance with the several shareholder servicing agreements between the Fund and the brokers and dealers. The shareholder servicing fee is payable quarterly at an annual rate of 0.50% of the value of outstanding shares held by the brokers and dealers for their customers (prorated for shorter periods). The brokers and dealers will provide customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in conducting repurchases. In addition, the shareholder servicing agreements provide that the brokers and dealers will have procedures in place to ensure that all subsequent purchasers of the shares that are clients of the brokers and dealers are Qualified Investors, including having a statement regarding transfer restrictions on all customer confirmations, and that each broker and dealer will agree to cooperate in the event of an audit to determine the Qualified Investor status of the shareholders for whom it holds shares. The amount of the shareholder servicing fee may be reduced over time to the extent required by the rules of the National Association of Securities Dealers, Inc. Servicing fees will accrue daily as an expense of the Fund.


                INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS

     Shares of the Fund are offered only to investors who are "qualified clients" as such term is defined in Rule 205-3 under the Investment Advisers Act of 1940, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000 or have at least $750,000 under Seligman's management, including any amount invested in the Fund ("Qualified Investors"). However, shares may also be sold to certain knowledgeable employees who participate in Seligman's investment activities. Your broker or dealer may require you to complete and sign an investor certification before you may invest. The form of investor certification that you may be asked to sign is included as Appendix B to this prospectus.

     Shares may be transferred only to another Qualified Investor. In addition, shares may be held only through a broker or dealer that is a party to a shareholder servicing agreement with the Fund. Transfer restrictions will be entered on customer confirmations by the brokers and dealers through which shares are held. These brokers and dealers will be required to implement procedures designed to ensure that transfers between their customers are made only to Qualified Investors. In accordance with the Fund's charter, the Fund will not recognize any transfer (i) to an account held through a broker or dealer that is not party to a shareholder servicing agreement with the Fund or
(ii) to any person who is not a Qualified Investor. Any such transfer will be void. These transfer restrictions will apply to all transfers, including gifts or bequests of your shares. It will be difficult to sell or transfer your shares in the Fund. You may be unable to sell or transfer shares in the manner or at the time you desire. At certain times, you may be unable to transfer your shares at all.



                               GENERAL INFORMATION


     The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was incorporated under the laws of the State of Maryland on March 10, 2000 and has no operating history. The Fund's office is located at 100 Park Avenue, New York, New York 10017 and its telephone number is (212) 850-1864. Investment advisory services are provided to the Fund by J. & W. Seligman & Co. Incorporated. The Fund acts as its own transfer agent.

                            TABLE OF CONTENTS OF SAI


Additional Investment Policies......................................      B-
Directors and Officers..............................................      B-
Investment Advisory and Other Services..............................      B-
Experts.............................................................      B-
Custodian, Stockholder Service Agent and Dividend Paying Agent......      B-
Brokerage Commissions...............................................      B-
Other Information ..................................................      B-
Financial Statements................................................      B-
Appendix A

                                                                      APPENDIX A

                     Seligman's Venture Capital Investments


     The following table lists, in chronological order, each venture capital company investment that Seligman has caused one or more of its clients to make through the date of this prospectus, along with Seligman's classification of each company's principal area of business. Seligman's clients included registered investment companies and private funds. There can be no assurance that the Fund will have the opportunity to invest in any of the companies shown below.


 Company                                                            Classification
 -------                                                            --------------
 Diamond Lane Communications ...................................... Other - Semiconductor
 UniSite .......................................................... Broadband and fiber optics
 CrossWorlds Software ............................................. Internet and new media
 Tut Systems ...................................................... Broadband and fiber optics
 Transmeta ........................................................ Digital consumer electronics
 XTRA On-Line ..................................................... Internet and new media
 Inktomi .......................................................... Broadband and fiber optics
 Mail.com  ........................................................ Internet and new media
 iVillage ......................................................... Internet and new media
 Ambit Design Systems ............................................. Other - Semiconductor
 Stamps.com  ...................................................... Internet and new media
 Juno Online  ..................................................... Internet and new media
 Verisity Ltd. .................................................... Internet and new media
 SynQuest, Inc. ................................................... Internet and new media
 WorldRes.com ..................................................... Internet and new media
 eMusic (formerly GoodNoise) ...................................... Internet and new media
 Applied Science Fiction .......................................... Digital consumer electronics
 Centillium Communications, Inc. .................................. Broadband and fiber optics
 Cobalt Networks, Inc.  ........................................... Broadband and fiber optics
 Mobility Electronics, Inc. ....................................... Digital consumer electronics
 ReleaseNow.com ................................................... Internet and new media
 Rx.com  .......................................................... Intenet and new media
 Asyst Technologies ............................................... Other - Semiconductor
 Bluestone Software ............................................... Internet and new media
 APB Online, Inc .................................................. Internet and new media
 net.Genesis ...................................................... Internet and new media
 Interwoven  ...................................................... Broadband and fiber optics
 ThirdAge Media ................................................... Internet and new media
 Preview Systems .................................................. Internet and new media
 Kozmo.com, Inc. .................................................. Internet and new media
 E-Stamp Corporation  ............................................. Internet and new media
 RealNames Corporation ............................................ Internet and new media
 MaMaMedia, Inc. .................................................. Internet and new media

 Company                                                            Classification
 -------                                                            --------------

 CrossRoads Systems, Inc.  ........................................ Broadband and fiber optics
 Vuent, Inc ( formerly Adaptive Media, Inc.) ...................... Digital consumer electronics
 Pointshare Corporation ........................................... Internet and new media
 FlashPoint Technology, Inc. ...................................... Digital consumer electronics
 MarketFirst Software, Inc. ....................................... Internet and new media
 Global Medical Products, Inc. .................................... Biometric software
 Microcast Incorporated ........................................... Digital consumer electronics
 AllAdvantage.com ................................................. Internet and new media
 PointOne Telecommunications, Inc. ................................ Broadband and fiber optics
 Screaming Media.Net, Inc. ........................................ Internet and new media
 NeuVis, Inc. ..................................................... Internet and new media
 RealEstate.com ................................................... Internet and new media
 EoExchange, Inc. ................................................. Internet and new media
 Microtune, Inc. .................................................. Broadband and fiber optics
 Edison Venture Fund IV, L.P. ..................................... Venture Capital Fund
 HomePage.com, Inc. ............................................... Internet and new media
 More.com ......................................................... Internet and new media
 CollegeClub.com, Inc. ............................................ Internet and new media
 Buildnet, Inc. ................................................... Internet and new media
 Vcommerce Corporation ............................................ Internet and new media
 Yupi Internet, Inc. .............................................. Internet and new media
 Bernard Technologies, Inc. ....................................... Internet and new media
 Wine.com, Inc. ................................................... Internet and new media
 Chorum Technologies, Inc. ........................................ Broadband and fiber optics
 Universal Access, Inc. ........................................... Broadband and fiber optics
 Reciprocal, Inc. ................................................. Internet and new media
 UGO Networks, Inc. ............................................... Internet and new media
 Impresse Corporation ............................................. Internet and new media
 Cielo Communications, Inc.  ...................................... Broadband and fiber optics
 Compass Venture Partners, L.P. ................................... Venture Capital Fund
 Mainspring Communications, Inc. .................................. Internet and new media
 YOUpowered, ...................................................... Internet and new media
 ART Advanced Recognition Technologies, Inc. ...................... Biometric software
 Silicon Wave, Inc. ............................................... Wireless communications and computing
 RC Networks ...................................................... Broadband and fiber optics
 Firetalk Communications, Inc. .................................... Internet and new media
 Colo.com ......................................................... Broadband and fiber optics
 Corvis Corporation ............................................... Broadband and fiber optics
 Shopfast Pty Limited ............................................. Internet and new media
 Snowball.com, Inc. ............................................... Internet and new media
 Bill Gross' idealab! ............................................. Venture Capital Fund
 LetsBuyIt.com N.V. ............................................... Internet and new media
 New Focus, Inc. .................................................. Broadband and fiber optics
 Softcom, Inc. .................................................... Broadband and fiber optics
 Geographic Network Affiliates International, Inc. ................ Broadband and fiber optics

 Company                                                            Classification
 -------                                                            --------------

 Homegain.com, Inc.  .............................................. Internet and new media
 Enterworks, Inc. ................................................. Internet and new media
 Optical Networks, Incorporated ................................... Broadband and fiber optics
 Blaze Software, Inc. ............................................. Internet and new media
 etang.com, Inc. .................................................. Internet and new media
 HomePoint Corporation ............................................ Internet and new media
 Industry Standard Communications, Inc. ........................... Internet and new media
 T. Square, Inc. .................................................. Broadband and fiber optics
 USA Digital Radio, Inc. .......................................... Digital consumer electronics
 Internet Appliance Network, Inc. ................................. Digital consumer electronics
 Kestrel Solutions, Inc. .......................................... Broadband and fiber optics
 Moai Technologies, Inc. .......................................... Internet and new media
 techies.com, Inc. ................................................ Internet and new media
 LifeMasters Supported SelfCare, Inc. ............................. Biometric technologies
 OurHouse, Inc. ................................................... Internet and new media
 EverAd, Inc. ..................................................... Internet and new media
 Entegrity Solutions Corporation .................................. Internet and new media
 Nitorum Corporation .............................................. Internet and new media
 e-centives, Inc. ................................................. Internet and new media
 NeoPlanet, Inc. .................................................. Internet and new media
 Capstone Turbine Corporation ..................................... Broadband and fiber optics
 YOUcentric, Inc. ................................................. Internet and new media
 The Petroleum Place, Inc. ........................................ Internet and new media
 Microcosm Technologies, Inc. ..................................... Digital platforms
 NextVenue, Inc. .................................................. Internet and new media
 2Bridge, Inc. .................................................... Internet and new media
 Lineo, Inc. ...................................................... Internet and new media
 Index Stock Imagery, Inc. ........................................ Internet and new media
 CyberBills, Inc. ................................................. Internet and new media
 Gateway Learning Corporation ..................................... Internet and new media
 Consumer Financial Network ....................................... Internet and new media
 AccessData Corp. ................................................. Internet and new media
 Go Solo Technologies, Inc. ....................................... Wireless platforms
 SensAble Technologies, Inc. ...................................... Digital platforms
 Docent, Inc. ..................................................... Internet and new media
 Global Commerce Systems, Inc. .................................... Internet and new media
 Arzoon.com, Inc. ................................................. Internet and new media
 Network Specialists, Inc. ........................................ Internet and new media

                                                                      APPENDIX B

                        [Form of Investor Certification]

                     Seligman New Technologies Fund II, Inc.

                             Investor Certification


To:  [Name of broker or dealer making sale]


     This certificate relates to Seligman New Technologies Fund II, Inc. (the "Fund").

     I hereby certify that I have a net worth (together with assets held jointly with my spouse) of more than the amount specified in Rule 205-3 under the Investment Advisers Act of 1940 for a "qualified client" (currently $1,500,000). For purposes of this test, my net worth is the fair market value of the assets that I own (or hold jointly with my spouse) other than household effects, less all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

     In addition, I hereby confirm that I understand and agree that, should I purchase shares of the Fund, the following conditions will apply to my ownership and transfer of the shares:

     (1) Shares may be held only through a broker or dealer that has entered into a Shareholder Servicing Agreement with the Fund; and

     (2) I may not transfer the shares except to a person who is a "qualified client," as such term is defined in Rule 205-3 of the Investment Advisers Act of 1940, as amended, who agrees to hold his or her shares through a broker or dealer that has entered into a Shareholder Servicing Agreement with the Fund, and who agrees not to transfer the shares except to another person who is a qualified client and agrees to comply with the foregoing ownership and transfer restrictions.

     I understand that you, the Fund and its investment adviser are relying on the certification and agreements that I am making herein in determining my qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who can not make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true.

     I have read the preliminary or final prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I may lose some or all of my investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Dated: ____________, 20__



                                            ------------------------------------
                                            Name:

                                 S E L I G M A N

                         NEW TECHNOLOGIES FUND II, INC.

                   100 Park Avenue o New York, New York 10017

                                A Management Type
                           Non-Diversified, Closed-End
                               Investment Company


                                   ----------


                                  Common Stock
                                ($0.01 par value)


                                   ----------

                                   PROSPECTUS

                               |_________| , 2000




INVESTMENT MANAGER                                  SHAREHOLDER SERVICE AGENT
J. & W. Seligman & Co. Incorporated                 Seligman Data Corp.
100 Park Avenue                                     100 Park Avenue
New York, New York  10017                           New York, New York  10017



PORTFOLIO SECURITIES CUSTODIAN                      GENERAL COUNSEL
Investors Fiduciary Trust Company                   Sullivan & Cromwell
801 Pennsylvania                                    125 Broad Street
Kansas City, Missouri  64105                        New York, New York  10004



                                   ----------



     Until |_________| , 2000 (90 calendar days after the commencement of the offering), all dealers that buy, sell or trade the shares, whether or not participating in the offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

                   Subject to Completion, Dated April 20, 2000



                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.

                                   ___ , 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                            toll-free (800) 221-2450


     This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Seligman New Technologies Fund II, Inc. (the "Fund"), dated ____, 2000. A copy of the Prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

     The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the "Commission") is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                TABLE OF CONTENTS



Additional Investment Policies.............................................B-2
Directors and Officers.....................................................B-6
Investment Advisory and Other Services.....................................B-11
Experts....................................................................B-13
Custodian, Stockholder Service Agent and Dividend Paying Agent.............B-13
Brokerage Commissions......................................................B-13
Other Information .........................................................B-14
Financial Statements.......................................................B-14
Appendix A.................................................................B-15

                         ADDITIONAL INVESTMENT POLICIES

     The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

     The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50 percent of the outstanding voting securities of the Fund, whichever is the less. The Fund:


     (1) May not issue senior securities such as bonds, notes or other evidences of indebtedness, or otherwise borrow money, or issue preferred stock unless, immediately after issuance, the net assets of the Fund provide asset coverage (as defined in the Investment Company
          Act) of at least 300% with respect to indebtedness and at least 200% with respect to preferred stock.


     (2) May not engage in the business of underwriting securities, except to the extent it may be deemed to be engaged in such business by disposing of portfolio securities.

     (3) May not, with limited exceptions, purchase and sell real estate directly, but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Fund's total assets.

     (4) May not lend portfolio securities to broker-dealers or other institutions, unless the Fund's investment advisor, J. & W. Seligman & Co. Incorporated ("Seligman") believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. Moreover, all such loans taken together cannot exceed 10% of the value of the total assets of the Fund. The Fund may make loans represented by repurchase agreements, so long as such loans do not exceed 10% of the value of the total assets of the Fund.

     (5)  With respect to its share repurchases:


          o the Fund will make share repurchase offers every three months (except under the circumstances described below beginning at page B-6), commencing September 2000, pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time;


          o 5% of the Fund's outstanding common stock will be subject to each repurchase offer, unless the board of directors establishes a different percentage, which must be between 5% and 25%;

          o the repurchase request due dates will be the second Friday of each January, April, July and October (or the preceding business day if that day is a New York Stock Exchange holiday); and

          o there will be a maximum 14 day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

     (6) May not invest more than 25% of its total assets in any one industry, except that the Fund will invest at least 65% of the value of its total assets in securities of companies considered by the Fund's investment manager to rely significantly on technological events or advances in their product development, production or operations, except when investing for temporary defensive purposes.

     (7) May purchase or sell commodities and commodity contracts (including stock index, currency and other financial futures contracts).

Other Operating Policies

     Lending of Portfolio Securities. During the time portfolio securities are on loan, the borrower shall pay the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

     Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "depositary receipts") in other securities of foreign issuers. For a discussion of the risks associated with investments in foreign securities, see "Risk Factors - Foreign Securities" in the Prospectus.

     Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the- counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a depositary receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored depositary receipt programs are generally similar, the issuers of securities represented by unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 25% of its total assets in foreign securities that it holds directly (which limitation may be changed without a shareholder vote), but this 25% limit does not apply to foreign securities held through depositary receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

     Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased.

     Derivatives. The Fund may seek to hedge portfolio risk through the use of financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Fund's investment objective and the risk associated with the instrument. The Fund may use derivatives only for the purposes of hedging portfolio risk and cash management.


     The Fund may buy or sell put or call options on transferable securities or indices of securities to hedge against adverse movements in the prices of securities held in the Fund's portfolio. The Fund's options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the Fund's asset value (this strategy, which involves the sale of call options to help reduce the price of the put options, is viewed as a hedge even though the writing of a call without the purchase of a put would not be considered hedging). The Fund may buy or sell put and call options if they are traded on options exchanges or over-the-counter markets. However, the Fund will only enter into transactions with broker-dealers that are reputable financial institutions which (i) specialize in these types of transactions, (ii) make markets in these options, or (iii) are participants in over-the-counter markets.


     Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. Purchasing a call option gives the Fund the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. Because an option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. The option right is available during the life of the option.

     When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. The Fund's maximum financial exposure will be limited to these costs. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. Conversely, a call option will be profitable if the market price of the underlying security rises sufficiently above the exercise price to cover the premium and transaction costs. If an option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly.

     The Fund may purchase both listed and over-the-counter options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter options.

     Options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to purchase options even when they are available. The Fund's ability to engage in option transactions may be limited by tax considerations.


     Foreign Currency Transactions. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund may enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.


     Where the Fund believes that a foreign currency may experience a substantial movement against the U.S. dollar, the Fund may enter into a forward contract to sell or buy an appropriate amount of that foreign currency. The contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, Seligman may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. Seligman will consider the effect a substantial commitment of the Fund's assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities.

     Except as set forth above and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Seligman believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Seligman. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

     Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be so invested.

     Illiquid Securities. The Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the "Securities Act")) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act. The Fund's investments in venture capital companies will generally be illiquid, although a venture capital investment may become liquid if the company completes an IPO and any contractual restrictions on the Fund's ability to sell its shares terminate. There is no limit to the percentage of the Fund's net assets that may be invested in illiquid securities, but Seligman does not expect that illiquid securities will ordinarily exceed 50% of the Fund's total assets. The Fund will not make new venture capital investments at any time when its existing venture capital investments exceed 50% of its total assets, but the Fund may, at such times, make additional investments in venture capital companies already represented in its portfolio.

     Debt Securities. The Fund does not plan to invest more than 10% of its total assets in debt securities which are not rated within the four highest rating categories by Standard & Poor's Rating Services Inc. or Moody's Investors Services, Inc.

     Temporary Defensive Position. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its total assets in cash or cash equivalents including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

     Share Repurchases. The Fund may not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the directors, including a majority of the disinterested directors, and only:

     o If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

     o For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

     o For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

     o For such other periods as the SEC may by order permit for the protection of securityholders of the Fund.


                             DIRECTORS AND OFFICERS


     A listing of the directors and officers of the Fund and their business experience for the past five years follows. An asterisk (*) indicates directors who are "interested persons" of the Fund (as defined by the Investment Company Act of 1940 (the "Investment Company Act")). Unless otherwise noted, the address of each director and officer is 100 Park Avenue, New York, NY 10017.



       Name, (Age) and        Position(s) Held
           Address               with Fund                    Principal Occupation(s) During the Past 5 Years
           -------               ---------                    -----------------------------------------------
     William C. Morris*       Director,               Chairman, J. & W. Seligman & Co. Incorporated;
            (62)              Chairman of the         Chairman and Chief Executive Officer, the Seligman
      100 Park Avenue,        Board and Chief         Group of investment companies; Chairman, Seligman
     New York, NY 10017       Executive Officer       Advisors, Inc., Seligman Services, Inc., and Carbo
                                                      Ceramics Inc., ceramic proppants for oil and gas industry;
                                                      and Director, Seligman Data Corp. and Kerr-McGee
                                                      Corporation, diversified energy company.  Formerly:
                                                      Director, Daniel Industries Inc., manufacturer of oil and
                                                      gas metering equipment.

       Brian T. Zino*         Director and            Director and President, J. & W. Seligman & Co.
            (47)              President               Incorporated; President (with the exception of Seligman
      100 Park Avenue,                                Quality Municipal Fund, Inc. and Seligman Select
     New York, NY 10017                               Municipal Fund, Inc.) and Director or Trustee, the
                                                      Seligman Group of investment companies; Chairman,
                                                      Seligman Data Corp.; Member of the Board of Governors,
                                                      the Investment Company Institute and Director, ICI
                                                      Mutual Insurance Company, Seligman Advisors, Inc., and
                                                      Seligman Services, Inc.

    Richard R. Schmaltz*      Director                Director and Managing Director, Director of Investments,
            (59)                                      J. & W. Seligman & Co. Incorporated; Director or Trustee,
      100 Park Avenue,                                the Seligman Group of investment companies (except
     New York, NY 10017                               Seligman Cash Management Fund, Inc.); Director,
                                                      Seligman Henderson Co.; and Trustee Emeritus of Colby
                                                      College.  Formerly:  Director, Investment Research at
                                                      Neuberger & Berman from May 1993 to September 1996.

       John R. Galvin         Director                Dean, Fletcher School of Law and Diplomacy at Tufts
            (70)                                      University; Director or Trustee, the Seligman Group of
      Tufts University                                investment companies; Chairman Emeritus, American
       Packard Avenue,                                Council on Germany; Governor of the Center for Creative
      Medford, MA 02155                               Leadership; Director; Raytheon Co., electronics; National
                                                      Defense University; and the Institute for Defense
                                                      Analyses.  Formerly, Director, USLIFE Corporation, life
                                                      insurance; Ambassador, U.S. State Department for
                                                      negotiations in Bosnia; Distinguished Policy Analyst at
                                                      Ohio State University and Olin Distinguished Professor of
                                                      National Security Studies at the United States Military
                                                      Academy.  From June 1987 to June 1992, he was the
                                                      Supreme Allied Commander, Europe and the Commander-
                                                      in-Chief, United States European Command.

      Alice S. Ilchman        Director                Retired President, Sarah Lawrence College; Director or
            (65)                                      Trustee, the Seligman Group of investment companies;
     18 Highland Circle,                              Trustee, the Committee for Economic Development; and
    Bronxville, NY 10708                              Chairman, The Rockefeller Foundation, charitable
                                                      foundation.  Formerly, Trustee, The Markle Foundation,
                                                      philanthropic organization; and Director, New York
                                                      Telephone Company and International Research and Exchange
                                                      Board, intellectual exchanges.




       Name, (Age) and        Position(s) Held
           Address               with Fund                    Principal Occupation(s) During the Past 5 Years
           -------               ---------                    -----------------------------------------------

     Frank A. McPherson       Director                Retired Chairman and Chief Executive Officer of Kerr-
            (67)                                      McGee Corporation; Director or Trustee, the Seligman
       2601 Northwest                                 Group of investment companies; Director, Kimberly-Clark
   Expressway, Suite 805E                             Corporation, consumer products; Conoco Inc, oil
      Oklahoma City, OK                               exploration and production; Bank of Oklahoma Holding
            73112                                     Company; Baptist Medical Center; Oklahoma Chapter of
                                                      the Nature Conservancy; Oklahoma Medical Research
                                                      Foundation; and National Boys and Girls Clubs of
                                                      America; and Member of the Business Roundtable and
                                                      National Petroleum Council. Formerly, Chairman,
                                                      Oklahoma City Public Schools Foundation; and Director,
                                                      Federal Reserve System's Kansas City Reserve Bank and
                                                      the Oklahoma City Chamber of Commerce.

        John E. Merow         Director                Retired Chairman and Senior Partner, Sullivan &
            (70)                                      Cromwell, law firm; Director or Trustee, the Seligman
      125 Broad Street,                               Group of investment companies; Director, Commonwealth
     New York, NY 10004                               Industries, Inc., manufacturers of aluminum sheet
                                                      products; the Foreign Policy Association; Municipal Art
                                                      Society of New York; the U.S. Council for International
                                                      Business; and New York-Presbyterian Hospital; Chairman,
                                                      New York-Presbyterian Healthcare Network, Inc; Vice-
                                                      Chairman, the U.S.-New Zealand Council; and Member of
                                                      the American Law Institute and Council on Foreign
                                                      Relations.

       Betsy S. Michel        Director                Attorney; Director or Trustee, the Seligman Group of
            (57)                                      investment companies; Trustee, The Geraldine R. Dodge
       P. O. Box 719,                                 Foundation, charitable foundation.  Formerly, Chairman of
     Gladstone, NJ 07934                              the Board of Trustees of St. George's School (Newport,
                                                      RI) and, Director, the National Association of Independent
                                                      Schools (Washington, DC).

       James C. Pitney        Director                Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm;
            (73)                                      Director or Trustee, the Seligman Group of investment
    Park Avenue at Morris                             companies.  Formerly, Director, Public Service Enterprise
   County, P. O. Box 1945,                            Group, public utility.
    Morristown, NJ 07962

      James Q. Riordan        Director                Director or Trustee, the Seligman Group of investment
            (72)                                      companies; Director, The Houston Exploration Company,
      2893 S. E. Ocean                                oil exploration; The Brooklyn Museum, KeySpan Energy
         Boulevard,                                   Corporation; and Public Broadcasting Service; and
      Stuart, FL 34996                                Trustee, the Committee for Economic Development.
                                                      Formerly, Co-Chairman of the Policy Council of the Tax
                                                      Foundation; Director, Tesoro Petroleum Companies, Inc.
                                                      and Dow Jones & Company, Inc.; Director and President,
                                                      Bekaert Corporation; and Co-Chairman, Mobil
                                                      Corporation.

       Name, (Age) and        Position(s) Held
           Address               with Fund                    Principal Occupation(s) During the Past 5 Years
           -------               ---------                    -----------------------------------------------

      Robert L. Shafer        Director                Retired Vice President, Pfizer Inc., pharmaceuticals;
            (67)                                      Director or Trustee, the Seligman Group of investment
    96 Evergreen Avenue,                              companies.  Formerly, Director, USLIFE Corporation, life
        Rye, NY 10580                                 insurance.

      James N. Whitson        Director                Director and Consultant, Sammons Enterprises, Inc., a
            (65)                                      diversified holding company; Director or Trustee, the
   6606 Forestshire Drive,                            Seligman Group of investment companies;  Director, C-
      Dallas, TX 75230                                SPAN, cable television, and CommScope, Inc.,
                                                      manufacturer of coaxial cables.  Formerly, Executive Vice
                                                      President, Chief Operating Officer, Sammons Enterprises,
                                                      Inc.

        Paul H. Wick          Vice President          Director and Managing Director, J. & W. Seligman & Co.
            (37)              and Portfolio           Incorporated since January 1995 and November 1997,
      100 Park Avenue,        Manager                 respectively; Vice President and Portfolio Manager, three
     New York, NY 10017                               open-end companies in the Seligman Group of investment
                                                      companies; Portfolio Manager, Henderson Investment
                                                      Management Limited; Portfolio Manager, Seligman New
                                                      Technologies Fund, Inc.  Mr. Wick joined J. & W.
                                                      Seligman & Co. Incorporated in 1987 as an Associate,
                                                      Investment Research.  Formerly, Vice President,
                                                      Investment Officer, J. & W. Seligman & Co. Incorporated
                                                      from April 1993 to November 1997.

        Storm Boswick         Vice President          Managing Director, J. & W. Seligman & Co. Incorporated
            (30)              and Portfolio           since January 1999; Portfolio Manager, Seligman New
      100 Park Avenue,        Manager                 Technologies Fund, Inc.  Mr. Boswick joined J. & W.
     New York, NY 10017                               Seligman & Co. Incorporated in June 1996 as an
                                                      Associate, Investment Research.  Formerly, Vice
                                                      President, Investment Officer of J. & W. Seligman & Co.
                                                      Incorporated from January 1997 to December 1998; and
                                                      Financial Analyst, Investment Research, Goldman, Sachs
                                                      & Co. from February 1994 to May 1996.

     Michael J. Guthrie           Vice President      Vice President of the Fund and Senior Vice President,
            (35)                                      Investment Officer of Seligman since September 1999;
      100 Park Avenue,                                formerly, Vice President in the Technology Investment
     New York, NY 10017                               Banking Group at Credit Suisse First Boston from June
                                                      1998 to September 1999; Vice President in the
                                                      Technology Investment Banking Group of Deutsche Morgan
                                                      Grenfell from September 1997 to June 1998; Technology
                                                      Investment Banking Group at Montgomery Securities from
                                                      September 1994 to September 1997.

     Lawrence P. Vogel           Vice President       Senior Vice President, Finance, J. & W. Seligman & Co.
           (43)                                       Incorporated, Seligman Advisors, Inc., and Seligman
     100 Park Avenue,                                 Data Corp.; Vice President, the Seligman Group of
       New York, NY                                   investment companies and Seligman Services, Inc.; Vice
          10017                                       President and Treasurer, Seligman International, Inc.;
                                                      and Treasurer, Seligman Henderson Co.



       Name, (Age) and           Position(s) Held
           Address                  with Fund                 Principal Occupation(s) During the Past 5 Years
           -------                  ---------                 -----------------------------------------------

       Frank J. Nasta             Secretary           General Counsel, Senior Vice President, Law and
            (35)                                      Regulation, and Corporate Secretary, J. & W. Seligman &
       100 Park Avenue                                Co. Incorporated; Secretary, the Seligman Group of
      New York, NY 10017                              investment companies; and Corporate Secretary, Seligman
                                                      Advisors, Inc., Seligman Henderson Co., Seligman
                                                      Services, Inc., Seligman International, Inc. and Seligman
                                                      Data Corp.

       Thomas G. Rose               Treasurer         Treasurer, the Seligman Group of investment companies
            (42)                                      and Seligman Data Corp.
      100 Park Avenue,
     New York, NY 10017



Compensation


                                        Aggregate               Pension or Retirement          Total Compensation
      Name and Position             Compensation from            Benefits Accrued as           received from Fund
           with Fund                     Fund (1)               Part of Fund Expenses           and Fund Complex
                                                                                                     (1)(2)
William C. Morris,                         N/A                           N/A                           N/A
Director and Chairman
Brian T. Zino,                             N/A                           N/A                           N/A
Director and President
Richard R. Schmaltz,                       N/A                           N/A                           N/A
Director
John R. Galvin,                          $2,000                          N/A                        $84,000
Director
Alice S. Ilchman,                         2,000                          N/A                         84,000
Director
Frank A. McPherson,                       2,000                          N/A                         84,000
Director
John E. Merow,                            2,000                          N/A                         84,000
Director
Betsy S. Michel,                          2,000                          N/A                         84,000
Director
James C. Pitney,                          2,000                          N/A                         84,000
Director
James Q. Riordan,                         2,000                          N/A                         84,000
Director
Robert L. Shafer,                         2,000                          N/A                         84,000
Director
James N. Whitson,                         2,000(3)                       N/A                         84,000
Director

----------
(1)  Estimated for the fiscal year ending December 31, 2000.

(2) The Seligman Group of Investment Companies consists of twenty investment companies.

(3)  Deferred.



     The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the given director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. The Fund has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or
(ii) the rate of return on the shares of any of the investment companies advised by Seligman, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

     Directors and officers of the Fund are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group.

     The Executive Committee of the board of directors has the power to (a) determine the value of securities and assets owned by the Fund, (b) elect or appoint officers of the Fund to serve until the next meeting of the Directors succeeding such action and (c) determine the price at which shares of Common Stock of the Fund shall be issued and sold. All action taken by the Executive Committee is recorded and reported to the board of directors at their meeting succeeding such action. The members of the Executive Committee consist of Mr. William C. Morris, Chairman, Richard R. Schmaltz, and Brian T. Zino, President.


Code of Ethics

     Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Investment Companies have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

     The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from engaging in short sales of a security if, at any time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged.

     Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

     A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, http://www.sec.gov.



                     INVESTMENT ADVISORY AND OTHER SERVICES

     Subject to the control of the Fund's board of directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a Management Agreement approved by the board of directors and the stockholders of the Fund. Seligman also serves as investment adviser to twenty other U.S. registered investment companies which, together with the Fund, make up the "Seligman Group". There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.

     Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris, Chairman and C.E.O. of Seligman and Chairman of the board of directors and C.E.O. of the Fund, and a simultaneous recapitalization of Seligman occurred. See Appendix A for information regarding the history of Seligman.

     All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


     The Fund will pay to Seligman (i) a management fee at an annual rate of 1.5% of the Fund's average daily net assets and (ii) an incentive fee as described below. Taken together, these fees are materially higher than the advisory fees paid by most U.S. investment companies.


     As part of its services to the Fund, Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Fund. Seligman also provides senior management for Seligman Data Corp., an affiliate of Seligman, the Fund and certain other investment companies in the Seligman Group. Seligman pays all of the compensation of the directors of the Fund who are employees or consultants of Seligman and its affiliates, of the officers and employees of the Fund and of certain executive officers of Seligman Data Corp.


Incentive Fee

     In addition to the management fee, the Fund will pay an annual incentive fee to Seligman, calculated as described below. The Fund will accrue a liability for the incentive fee that may be greater than the amount payable by the Fund to Seligman as a result of using a different calculation for determining the accrual. The amount of incentive fees paid to Seligman will not exceed the incentive fees accrued by the Fund.

     The incentive fee that will be paid to Seligman at the end of a calendar year will equal 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to Seligman in previous years. The cumulative incentive fee base is equal to the sum of the Fund's: (i) net realized capital gains or losses; (ii) net investment income or loss; and (iii) net unrealized depreciation of securities. All amounts referred to in clauses (i) and (ii) are determined on a cumulative basis and, therefore, include amounts for all periods since the inception of the Fund. Amounts referred to in clause (iii) are determined as of the end of the calendar year for which the incentive fee calculation is being made. The cumulative incentive fee base is subject to adjustment as described in the last paragraph of this section. The incentive fee payable (if any) will be determined as of the last day of the fiscal year. The initial incentive fee payable (if any) will be for the period from commencement of the Fund's operations through December 31, 2000, and subsequent incentive fees (if any) will be payable for each subsequent calendar year (and, if the Fund is liquidated during a calendar year, for the period from January 1 of that year to the date of liquidation). Seligman is under no obligation to repay any incentive fees previously paid by the Fund.

     The Fund will accrue daily a liability for incentive fees payable equal to 15% of the daily net increase in the Fund's net assets from investment operations. If applicable, this liability will be reduced (but not below zero) on any day by 15% of the net decrease in the Fund's net assets from investment operations. The increase or decrease in the Fund's net assets from investment operations for any day is equal to the sum of the Fund's: (i) net realized capital gains or losses; (ii) net investment income or loss; and (iii) net change in unrealized appreciation or depreciation of securities for that day. The Fund's net asset value will be reduced or increased by the amount of the change in the accrual each day. At the end of each calendar year, if an incentive fee is paid to Seligman, the amount of the incentive fee accrual will be reduced by the amount paid to Seligman. The incentive fee accrual will be calculated on a "high water mark" basis. This means no incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses and net unrealized depreciation against net realized capital gains, net unrealized appreciation and net investment income, subject to adjustment as described in the last paragraph of this section.

     The incentive fee accrual will be based in part on unrealized capital appreciation in order to ensure that investors whose shares are repurchased in a quarterly repurchase offer bear an appropriate share of the annual incentive fee attributable to any subsequent realization of such unrealized appreciation. For example, if shares are repurchased at a time when one or more of the Fund's investments has appreciated significantly in value, but has not yet been sold, the repurchase price will reflect an incentive fee accrual that includes the unrealized appreciation of those investments. When the investments are later sold, that portion of the accrual will become payable to Seligman at the end of the year (subject to the performance of the Fund's other investments). If the incentive fee accrual did not take into account unrealized capital appreciation, the accrued incentive fee reflected in the repurchase price in the example would not include the appreciation of unsold assets. As a result, when the assets were later sold, the entire incentive fee attributable to the realized gain would be paid by shareholders who remain in the Fund, and none of it would have been borne by the investor whose shares were repurchased. Of course, it is possible that the incentive fee accrual in the example could subsequently be reversed because of a decline in the value of the appreciated assets or in the Fund's performance generally. In that case, some or all of the incentive fee accrual borne by the investor whose shares were repurchased would be retained by the Fund. No adjustment to a repurchase price will be made after it has been paid.

     If, at the time the Fund completes any quarterly repurchase of its shares, the sum of the Fund's cumulative realized losses, net investment losses and net unrealized depreciation exceeds the sum of the Fund's cumulative net realized capital gains, net unrealized appreciation and net investment income, then the amount of the excess (which is referred to as the "Cumulative Loss") will, for purposes of calculating the incentive fee accrual, be reduced in proportion to the percentage of shares repurchased. If at that time 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to Seligman in previous years is less than zero, a similar proportional adjustment will be made to that amount for purposes of calculating the incentive fee, if any, actually payable to Seligman at the end of the year. Conversely, each time additional shares of the Fund are sold (other than upon the reinvestment of dividends and distributions), the Fund will adjust the amount of any Cumulative Loss upward in proportion to the number of shares issued (but not to an amount larger than the Cumulative Loss would be if no shares had previously been repurchased), and a similar proportional adjustment will be made for purposes of calculating the incentive fee, if any, actually payable to Seligman at the end of the year. All incentive fee computations take into account the cumulative amount of adjustments previously made under the Cumulative Loss provision and, except as otherwise noted, exclude the effect of any incentive fees previously accrued or paid.



                                     EXPERTS

     ________ act as independent auditors for the Fund and in such capacity will audit the Fund's annual and semi-annual financial statements and financial highlights.


                    CUSTODIAN, STOCKHOLDER SERVICE AGENT AND
                              DIVIDEND PAYING AGENT


     Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian to the Fund. It also maintains, under the general supervision of Seligman, the Fund's accounting records and is responsible for the determination of the net asset value of the Fund.


     Seligman Data Corp., an affiliate of both Seligman and the Fund, acts as the stockholder service agent and dividend paying agent of the Fund, and performs, at cost, certain recordkeeping functions for the Fund. In other words, Seligman Data Corp. maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


                              BROKERAGE COMMISSIONS

     Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages to such transactions with respect to price or the size of positions readily obtainable or saleable.

     In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

     The Fund does not plan to execute any portfolio transactions with, and therefore will not pay any commissions to, any broker affiliated, directly or indirectly, with either the Fund, Seligman, or Seligman Advisors, Inc.

     Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution, and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.



                                OTHER INFORMATION

Venture Capital Investments

     According to National Venture Capital Association and Venture Economics, a division of Thomson Financial Securities Data, venture capital investments in U.S. companies totalled $5.8 billion in 1995, $9.9 billion in 1996, $14.0 billion in 1997, $19.1 billion in 1998 and $48.2 billion in 1999.



                              FINANCIAL STATEMENTS

     The financial statements of the Fund will be filed in a pre-effective amendment to the Registration Statement of which this SAI forms a part.

                                   APPENDIX A

     Established in 1864, J. & W. Seligman's more than 130 years of providing financial services have been marked not by fanfare, but rather by a quiet and firm adherence to managing investments and giving prudent financial advice. Seligman is proud of its distinctive past and traditional values, which continue to shape its business decisions and investment judgment.

     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. Nearly 30 years later, in 1864, after achieving success as international bankers, the Seligmans established the investment firm of J. & W. Seligman & Co.

     In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. It helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s, and early 1900s, the firm was instrumental in financing the fledgling American automobile and steel industries.

     Throughout the first quarter of this century, Seligman participated in hundreds of successful underwritings, including those for some of the country's most important companies: United Artists Theatre Circuit, Dodge Brothers, General Motors, Victor Talking Machine, Minneapolis-Honeywell Regulator and Maytag, to name just a few. In 1929, Seligman organized its first investment company, Tri-Continental Corporation, today the nation's largest diversified publicly traded closed-end investment company, with more than $4.2 billion in assets as of June 30, 1999. In the following year, the firm began managing its first mutual fund, Broad Street Investing Co. Inc., now known as Seligman Common Stock Fund.

     Today, Seligman manages institutional accounts - including some of the nation's largest public funds, endowments, and foundations and offers individual investors a full range of investment products. The Seligman Group of Funds includes more than 50 investment portfolios, several closed-end municipal bond funds that trade on the New York Stock Exchange, and a range of offshore investment funds available for non-U.S. residents.

PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     1.       Financial Statements:

              Part A:  Financial Highlights (not applicable).

              Part B:  Independent Auditors' Report
                       Statement of Assets and Liabilities
                       Statement of Operations
                       Notes to Financial Statements


     2.       Exhibits:

     a.       Charter of Registrant.

     b.       Bylaws of Registrant.

     e.       Registrant's Automatic Reinvestment Plan (included in prospectus).

     g. Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated.

     h(1).    Underwriting Agreement between Registrant and  _____.

     h(2).    Form of Shareholder Servicing Agreement.

     i.       Deferred Compensation Plan for Directors.

     j. Custody and Investment Accounting Agreement between Registrant and Investors Fiduciary Trust Company.

     l.       Opinion and Consent of Counsel.

     n.       Consent of Independent Auditors.

     p.       Agreement with respect to Seed Capital.

     q.       Traditional/Roth IRA Set-up Kit of Registrant.

     r.       Code of Ethics


Item 25.  Marketing Arrangements:  Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution:


         Registration fees                                 $
         Legal fees
         Accounting fees
                                                           _
         Miscellaneous (mailing, etc.)
               Total.......................................$
                                                           =

Item 27.  Persons Controlled by or Under Common Control with Registrant:  None.

Item 28.  Number of Holders of Securities as of    ________, 2000:


                      Title of Class                     Number of Recordholders
         Common Stock                                                1

Item 29.  Indemnification:

          Reference is made to the provisions of Article VIII of the Registrant's Charter, Article VII of the Registrant's Bylaws and Section ___ of the Underwriting Agreement between the Registrant and ____, each filed as an exhibit to this Registration Statement.


          As stated in Article VII of its Bylaws, the Registrant will indemnify any person who is or was a Director, officer or employee of the Registrant and may advance the reasonable expenses incurred by a Director, officer or employee who is a party to a proceeding to the maximum extent permitted by the Maryland General Corporation Law. The rights of indemnification and advancement of expenses provided by
          Article VII of the Registrant's Bylaws are not exclusive and will not limit any right to which any person may otherwise be entitled or permitted by any agreement or otherwise. However, no Director, officer or employee of the Registrant will be indemnified against any liability to the Registrant or its stockholders to which he is subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Also, in the case of criminal proceedings, no Director, officer or employee will be indemnified for any penalty or expense incurred by the Director, officer or employee in connection with such proceedings in circumstances where the Director, officer or employee had reasonable cause to believe that the act or omission was unlawful.


          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of Investment Adviser:

          J. & W. Seligman & Co. Incorporated, a Delaware corporation, is the Registrant's investment manager. Seligman also serves as investment manager to twenty associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Inc., Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Inc., Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

          Seligman has an advisory service division which provides investment management or advice to private clients. The list required by this
          Item 30 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801- 15798) which was filed on ________.

Item 31.  Location of Accounts and Records:


          Custodian:       Investors Fiduciary Trust Company
                           801 Pennsylvania
                           Kansas City, Missouri  64105


                                    AND

                           Seligman New Technologies Fund II, Inc.
                           100 Park Avenue
                           New York, New York  10017

Item 32.  Management Services:  Not Applicable.

Item 33.  Undertakings:

          I. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

          II.  The Registrant undertakes that:

               (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

               (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          III. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, its duly authorized representative, in the City of New York, State of New York, on the 14th day of April, 2000.


                                         SELIGMAN NEW TECHNOLOGIES FUND II, INC.


                                         By: /S/ WILLIAM C. MORRIS
                                            ------------------------------------
                                                 William C. Morris
                                                 Chairman of the Board



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons, in the capacities indicated, on April 14, 2000.



                   Name                                Title
                   ----                                -----


     /s/ William C. Morris                      Chairman of the Board
-------------------------------       (Principal executive officer and Director)
      (William C. Morris)


       /s/ Brian T. Zino                       President and Director
-------------------------------
         (Brian T. Zino)



               *                                      Director
-------------------------------
     (Richard R. Schmaltz)



                                                      Director
-------------------------------
        (John R. Galvin)



               *                                      Director
-------------------------------
        (Alice S. Ilchman)

               *                                      Director
-------------------------------
     (Frank A. McPherson)


               *                                      Director
--------------------------------
        (John E. Merow)


               *                                      Director
---------------------------------
       (Betsy S. Michel)


               *                                      Director
---------------------------------
        (James C. Pitney)


                                                      Director
---------------------------------
        (James Q. Riordan)


               *                                      Director
----------------------------------
        (Robert L. Shafer)


               *                                      Director
----------------------------------
        (James N. Whitson)



       /s/ Thomas G. Rose                            Treasurer
----------------------------------  (Principal financial and accounting officer)
         (Thomas G. Rose)



     * By:  Brian T. Zino, attorney-in-fact

                                  EXHIBIT INDEX


                                                                     Sequential
Exhibit                                                                 Page
Number                     Description                                 Number
------                     -----------                               -----------


a.              Certificate of Incorporation
b.              By-laws*
c.              Not Applicable
d.              Not Applicable
e.              Included in Prospectus
f.              Not Applicable
g.              Management Agreement between Registrant and J. & W.
                Seligman & Co. Incorporated*
h(1).           Underwriting Agreement between Registrant and  ___*
h(2).           Form of Shareholder Servicing Agreement*
i.              Deferred Compensation Plan for Directors*
j.              Custody and Investment Accounting Agreement between
                Registrant and State Street - Kansas City*
k.              Not Applicable
l.              Opinion and Consent of Counsel*
m.              Not Applicable
n.              Consent of Independent Auditors*
o.              Not Applicable
p.              Agreement with respect to Seed Capital*
q.              Not Applicable
r.              Code of Ethics
s.              Powers of Attorney (all directors except General Galvin
                and Mr. Riordan)


----------

* to be filed subsequently by amendment